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SHARPEN YOUR FOCUS

NORTH TRACK FUNDS

SEMI-ANNUAL REPORT TO SHAREHOLDERS
(UNAUDITED)
April 30, 2001

o  TAX-EXEMPT FUND
o  GOVERNMENT FUND
o  S&P 100 PLUS FUND
o  ACHIEVERS FUND
o  PSE TECH 100 FUND
o  MANAGED GROWTH FUND

PERFORMANCE SUMMARY
Data as of April 30, 2001

                                                                                                    ANNUALIZED TOTAL RETURNS WITH
                     FUND INFORMATION                ANNUALIZED TOTAL RETURNS AT NAV                SALES CHARGE*<F1>
                     -----------------------------   ------------------------------------------     -------------------------------

                     NASDAQ              INCEPTION   10 YEAR/                                       10 YEAR/
                     SYMBOL   CUSIP      DATE        INCEPTION  5 YEAR  3 YEAR   1 YEAR     YTD     INCEPTION  5 YEAR 3 YEAR 1 YEAR
                     ------   -----      ----        ---------  ------  ------   ------     ---     ---------  ------ ------ ------
EQUITY INDEX FUNDS
PSE TECH 100 INDEX
  FUND (A)            PPTIX   663038875  6/10/96     28.50%      -      27.87%   -29.78%   -5.73%    27.09%     -     25.59% -33.47%
PSE TECH 100 INDEX
  FUND (B)            PSEBX   663038834  7/27/98     30.76%      -       -       -30.27%   -5.90%    29.85%     -      -     -33.75%
PSE TECH 100 INDEX
  FUND (C)            PTICX   663038826  5/8/00     -26.96%      -       -         -       -5.92%   -28.96%     -      -       -
S&P 100 PLUS FUND (A) PPSPX   663038305  12/20/85    14.57%**   15.60%   6.93%   -17.57%   -6.29%    13.96%**  14.36%  5.03% -21.90%
                                                          <F2>                                            <F2>
S&P 100 PLUS FUND (B) PSUBX   663038503  7/27/98      4.86%      -       -       -18.19%   -6.50%     3.52%     -      -     -22.28%
S&P 100 PLUS FUND (C) SPPCX   663038743  5/8/00     -16.18%      -       -         -       -6.47%   -18.18%     -      -       -

EQUITY FUNDS
ACHIEVERS FUND (A)    PDAPX   663038404  1/2/87      10.26%**    9.93%  -0.72%   -22.80%  -14.55%     9.67%**   8.75% -2.49% -26.85%
                                                          <F2>                                            <F2>
ACHIEVERS FUND (B)    PDABX   663038602  7/27/98     -1.59%      -       -       -23.36%  -14.74%    -3.04%     -      -     -27.19%
ACHIEVERS FUND (C)    DAPCX   663038784  5/8/00     -22.29%      -       -         -      -14.78%   -24.29%     -      -       -
MANAGED GROWTH
  FUND (A)            PNMAX   663038701  1/4/99       7.67%      -       -         5.42%   -6.76%     5.19%     -      -      -0.12%
MANAGED GROWTH
  FUND (B)            PNMBX   663038859  1/4/99       6.96%      -       -         4.56%   -7.00%     5.37%     -      -      -0.44%
MANAGED GROWTH
  FUND (C)            MGPCX   663038842  5/8/00       9.23%      -       -         -       -6.70%     7.23%     -      -       -

FIXED-INCOME FUNDS
GOVERNMENT FUND (A)   PRPGX   663038206  12/20/85     6.74%**    6.26%   5.59%    10.69%    1.75%     6.37%**   5.50%  4.34%   6.81%
                                                          <F2>                                            <F2>
GOVERNMENT FUND (C)   GVTCX   663038800  5/8/00      11.15%      -       -         -        1.41%     9.15%     -      -       -
TAX-EXEMPT FUND
  (A only)            PPTEX   663038107  7/19/84      6.04%**    4.65%   2.96%    10.33%   -0.59%     5.66%**   3.91%  1.75%   6.47%
                                                          <F2>                                            <F2>

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. This material may not be used in conjunction with the offering of securities unless preceded or accompanied by a current prospectus for each fund listed in the chart. Total returns include the reinvestment of all dividends and capital gains for each of the funds. Tax-exempt funds may be subject to AMTtaxes and state and local taxes may apply. Securities of small and mid-sized companies may be more volatile than securities issues by larger companies. Investments in a single industry may involve greater risks and price volatility.

*<F1> The equity fund's Class A shares maximum sales charge is 5.25%. The equity fund Class B shares are subject to a Contingent Deferred Sales Charge (CDSC). The CDSC declines from 5.00% to 0.00% over a six-year period. Class B shares automatically convert to Class A shares after eight years. The Class A shares maximum sales charge for the Government and Tax-Exempt Funds is 3.50%. Class C shares are available for all equity funds and the Government Fund. Class C shares have a 1.00% sales charge and a 1.00% CDSC within 18 months. Class C shares do not convert to other share classes.

**<F2> Performance is for the 10-year period and not from the fund's inception date.

In the past the Advisor waived a portion of the advisory fees for the S&P 100 Plus, Achievers, PSE Tech 100 Index, Government, and Tax-Exempt Funds. Without such subsidy, the total return would have been less. Currently, the Advisor is waiving 0.23% of the advisory fee for the Managed Growth Fund. Without such subsidy, the total return would have been less. The Advisor may discontinue this subsidy at any time. Investment return and principal value will fluctuate with market conditions and you may have a gain or loss when you sell your shares. The S&P 100 Plus Fund does not replicate its benchmark index at all times.

SHARES OF THE GOVERNMENT FUND ARE NOT GUARANTEED OR INSURED BY THE UNITED STATES GOVERNMENT.

"Standard & Poor's," "S&P," "S&P 100" and Standard & Poor's 100" are trademarks of McGraw-Hill, Inc. and "PSE" is the service mark of the Pacific Exchange Incorporated. These marks have been licensed for use by the licensee. These organizationsdo not sponsor, endorse, sell or promote these funds and make no representation regarding the advisability of investing in these funds. B.C. Ziegler and Company distributor. Member SIPC.

NOT FDIC INSURED     NO BANK GUARANTEE     MAY LOSE VALUE

                            NORTH TRACK FUNDS, INC.
                               PRESIDENT'S LETTER
                       SEMIANNUAL REPORT TO SHAREHOLDERS
                                 APRIL 30, 2001

                                                                   June 21, 2001

Dear Shareholder:

  I am pleased to provide you the first financial report bearing our new name, North Track Funds, Inc. The North Track emphasis was created to help investment consultants and individual investors alike, "Sharpen Your Focus" more closely around core index and enhanced index strategies. These strategies are meant to provide a "what you see is what you get" method of portfolio development.

  Our goal is to be a pre-eminent index fund provider through financial intermediaries. When we debated our new name and the emphasis we sought to portray, we realized the retail investor was missing out on an opportunity that institutional investors have long followed -- that is, placing 40-45% of their assets in indexed investments and then adding value with the remaining assets through investments in actively managed products.

  With more than 80% of investors, people just like you, requesting advice from financial professionals, we believe our enhanced index funds can provide important building blocks in the long run, namely comparatively lower operating expenses, a clearer definition of the investment portfolio and lower turnover.

  While painful in the short-term, recent market downturns have not changed our long-term optimism about our equity funds, or the equity markets in general. In fact, on April 17, 2001, North Track launched two new equity funds: the Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund. These new funds compliment our already successful Morningstar five-star rated PSE Tech 100 Index Fund. The response to these two new funds has been tremendous, as their combined assets already exceed $8,000,000.

  I hope this semi-annual report provides you a better understanding of your investments and how the markets affected those investments over the last six months. In closing, we look forward to continuing to provide you with a fund line up that provides interesting and suitable investment needs for you and your family.

                                          Very truly yours,

                                          /s/ Robert J. Tuszynski

                                          Robert J. Tuszynski
                                          President and CEO

Morningstar proprietary ratings reflect the historical risk-adjusted performance as of the most recent month-end. The ratings are subject to change every month. Morningstar ratings are calculated from the fund's three-, five-, and ten-year average annual returns in excess of the 90-day Treasury bill, including loads, if appropriate, and risk factor that reflects fund performance below the 90-day treasury bill. The overall Morningstar rating is a weighted average of a fund's three-, five-, and ten-year, if applicable, performance. Of the funds in an asset class, 10% receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars, and 10% receive one star.

PSE is the service mark of the Pacific Exchange Incorporated. Dow Jones is a service mark of Dow Jones and Company. These service marks have been licensed for use by the licensee. These funds are not sponsored, endorsed, sold or promoted by these organizations, and they make no representation regarding the advisability of investing in the funds. B.C. Ziegler and Company distributor. Member SIPC.

This report contains information for existing shareholders of North Track Funds, Inc. It does not constitute an offer to sell. If an investor wishes to receive more information about the funds, the investor should obtain a prospectus, which includes a discussion of each fund's investment objective and all sales charges and expenses of the relevant fund(s).

NOTE ON FORWARD-LOOKING STATEMENTS

Except for historical information contained in this semiannual report for North Track Funds, Inc., the matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform act of 1995. These include any advisor, sub-advisor and/or fund manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in the current Prospectus, other factors bearing on these reports include the accuracy of the advisor's and any sub-advisor's or fund manager's forecasts and predictions, and the appropriateness of the investment programs designed by the advisor, any sub-advisor or fund manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of any Fund to differ materially as compared to benchmarks associated with the particular Fund.

TAX-EXEMPT FUND

  Investment Program: The Tax-Exempt Fund is designed to benefit the investor in the middle and high-income tax brackets. The Fund purchases municipal bonds with ratings of "A" or better which are designed to provide a high level of current income exempt from federal taxes, although they may be subject to state and local taxes.

  Performance: During the reporting period from November 1, 2000 through April 30, 2001, the Fund's net asset value return was 4.18%, compared to 4.70% for its benchmark, the Lehman 20-Year Municipal Bond Index.

  Commentary: The credit quality of the portfolio and the duration of the Fund are the two major factors that influenced performance relative to its benchmark. While the Fund's longer duration enhanced return throughout 2000, that same feature hindered performance in recent months, as yield levels -- primarily in issues with maturities less than 10-years -- declined. Although the Fund's credit quality is generally higher than its peers -- roughly 75% of the portfolio is invested in securities carrying a "AAA" rating, and remaining securities are in the "AA" categories -- this also proved to be a competitive disadvantage over the reporting period.

  So far, the municipal sector has been largely unaffected by recent Federal Reserve rate cuts, with price levels remaining relatively stable. The municipal market was impacted more by supply factors than any other factors. Going forward, however, we believe the lower rates will increase the amount of new issues from the levels of a year ago, and long-term, offer increased shareholder value.

GOVERNMENT FUND

  Investment Program: The Government Fund consists of instruments and obligations issued by the U.S. Treasury or bonds backed by the full faith and credit of the U.S. government and its agencies, although share value is not guaranteed or insured by the U.S. government. This Fund is designed for investors who seek a high level of return consistent with the overriding objective of preserving principal.

  Performance: During the reporting period from November 1, 2000 to April 30, 2001, the Fund's net asset value return was 5.68%, compared to 5.73% for its benchmark, the Lehman Intermediate U.S. Treasury Index.

  Commentary: The first six months of the fiscal year are being heralded as the "Year of Accommodative Monetary Policy," primarily because the Federal Reserve has embarked on an aggressive campaign to prevent the economy from falling into a recession by reducing short term borrowing rates. This spree prompted a rally in the front-end of yield curve. At the same time, the back-end has sold off in response to inflationary trends associated with the Federal Reserve's accommodative monetary policy.

  Due to the market volatility and the dynamics of a twisting yield curve in the beginning of the first quarter, the Fund was managed to be duration neutral through February. In March, we implemented a strategic allocation shift in the structure of the Fund based on our assessment of the shape of the yield curve. Our prediction was that the back-end of the yield curve was overbought and would not participate in a continued market rally. Therefore, we shortened the duration to replicate the intermediate Treasury market.

  We continue to reposition the Fund's assets to take advantage of the dynamics of the economy. As market opportunities arise, the Fund will continue to make specific security selections that seek to capture price appreciation. In addition, we will continue to focus on sector specific spread relationships to improve the Fund's performance against its benchmark.

S&P 100 PLUS FUND

  Investment Program: The S&P 100 Plus Fund is made up of 100 of the largest capitalized companies in America, traditionally known as Blue Chips. The portfolio of common stocks parallels the composition of the S&P 100 (OEX) Index. However, the Fund does not intend to replicate the S&P 100 Index at all times, as the manager may employ a research-enhancement strategy. The strategy allows the manager to overweight or underweight any company that represents more than 1% of the Index by a maximum of 25% of the actual Index position. The use of this strategy may not exceed 10% of the Fund's assets.

  Performance: During the reporting period from November 1, 2000 to April 30, 2001, the Fund's net asset value return was -14.28%, compared to -13.55% for its benchmark, the S&P 100 Index.

  Commentary: Heightened volatility remained prevalent throughout the reporting period, as investors continued to trade out of technology and telecommunications names. In addition, recent strongholds in the financial and healthcare sectors witnessed pullbacks as investors sought to lock in some of the gains earned during 2000.

  Overweighted positions in EMC Corp and Cisco Systems came under withering, downside pressure as investors continued to shun technology issues. In addition, Tyco International pulled back significantly after announcing its unanticipated merger with CIT Group, a diversified commercial finance company. Underweighted positions were mixed with Coca-Cola and McDonald's adding value, while Bank of America and Ford Motor outperformed the S&P 100 Index.

  Looking forward, the portfolio manager believes valuations have contracted excessively in the beaten-down technology sector in relation to their ongoing expectations for business operations. Unfortunately, the general economy is experiencing a pullback in growth, and these proffered expectations offer little conviction for investors. Once visibility improves, investors should view valuations as attractive for the historically strong, successful large-cap companies comprising the S&P 100 Plus Fund.

ACHIEVERS FUND

  Investment Program: The Achievers Fund uses a very selective investment philosophy: seeking growth through investments in companies that have achieved a superior record of dividend growth. At least 70% of the Fund is invested at all times in common stocks of companies that have:

  o A 5-year average dividend growth rate which exceeds that of the S&P 500 Index by at least 20%; and

  o   Market capitalizations in excess of $2 billion.

  No more than 30% of the Fund may be invested in companies outside this core strategy.

  Performance: During the reporting period from November 1, 2000 to April 30, 2001, the Fund's net asset value return was -21.24%, compared to -12.06% for its benchmark, the S&P 500 Index.

  Commentary: When reviewing the catalysts for the lackluster performance, focus immediately turns toward capital goods, financial, healthcare and technology holdings. While mimicking the general sector performance of the S&P 500 Index, the companies within these areas of the economy significantly underperformed their sector benchmarks. In fact, during the first four months of 2001, there have been no "safe havens" in the large-cap slice of the domestic equity markets. Every industrial sector within the S&P 500 Index posted negative total returns during the period save one -- consumer cyclicals.

  Our expectations going forward hinge on the theory that "the large will get stronger," and these companies will be better able to withstand any sustained slowdown in worldwide economic activity. Domestically, we have already witnessed a monetary stimulus through an easing of the Federal Funds Rate. Fiscal stimuli should also arrive with the passing of the $1.6 billion federal tax-cut.

  In the end, we believe the equity markets outpaced themselves on the upside, and outpaced themselves again on the downside. As individual companies are able to extend a clearer picture of their business trends and expectations over the remainder of 2001, investors should begin to look for a resurgence of sales and earnings growth. Until companies do so, the domestic equity markets will continue to witness periods of heightened volatility.

PSE TECH 100 INDEX FUND

  Investment Program: The PSE Tech 100 Index Fund is an index fund, which invests in 100 companies from 13 different technology-related industries. The Fund seeks to replicate the performance of the Pacific Exchange (PSE) Technology Index. Developed in 1982, the Index is widely recognized as the benchmark for the United States technology sector.

  Performance: During the reporting period from November 1, 2000 to April 30, 2001, the Fund's net asset value return was -21.13%, compared to -20.68% for its benchmark, the PSE Technology Index.

  Commentary: The reporting period witnessed a continued unraveling of the domestic technology sector. Investors and speculators alike headed for the exits. Despite this onslaught of problematic performance within the technology sector, the PSE Tech 100 Index Fund was able to hold up rather well as compared to some of its sector fund peers and other technology benchmarks -- most notably the NASDAQ 100 Index (-43.37%), and the NASDAQ Composite Index (-37.10%).

  Despite the current bearish environment, we remain convinced that the long-term technology story is intact. Leadership companies in this sector have the potential to remain dominant when our economy exits its current malaise. It is not a foregone conclusion of course. Continued innovation and execution will be segregating factors for those companies that will attain leadership status during the next ascension for the sector.

MANAGED GROWTH FUND

  Investment Program: The Fund seeks long-term capital appreciation by investing in U.S. companies with_

  o   Consistent records of performance;

  o   Experienced management;

  o   Accelerated earnings history;

  o A growth potential believed to be superior to the broader securities markets and to other companies in their industry; and

  o   Market values within the capitalization range of the S&P MidCap 400
      Index.

  Performance: During the reporting period from November 1, 2000 to April 30, 2001, the Fund's net asset value return was -10.48%, compared to -1.39% for its benchmark, the S&P MidCap 400 Index.

  Commentary: The negative market move in 2000, which had affected mainly speculative companies, spread to quality growth stocks late in the year, many of which had held up for most of 2000. The companies in the Managed Growth Fund were affected by the severe slowdown in technology spending, manufacturing, and even consumer spending. In most cases, however, the companies performed as well as could be expected by cutting expenses and focusing on higher margin business, where possible.

  Our stocks were affected, but our emphasis on diversification and quality helped soften the blow. Performance relative to the S&P 400 was not strong. However, this particular Index represents a difficult benchmark because of its outsized position in the energy sector relative to other indices and most growth managers.

  Most of our recent purchases have been outside of the technology/telecommunications arena. We like the retail sector because consumer spending has held up surprisingly well in this environment. We also have an eye on the oil and gas industry. Not only are companies going to do more exploration in the United States, requiring expertise and equipment, they will also refocus on worldwide exploration because of the deterioration in the global supply/demand balance.

  Looking ahead, we plan to continue our emphasis on diversification and quality (which enabled us to avoid market depreciation through most of 2000), and to not deviate from our long established goal of providing above average, risk-adjusted returns consistent with the application of a high quality, low turnover investment philosophy.

                            NORTH TRACK FUNDS, INC.

                              FINANCIAL HIGHLIGHTS

  The table below presents information for a share of capital stock of each of the Funds outstanding for the periods indicated. This information should be read in conjunction with the financial statements and related notes:

                                                                   TAX-EXEMPT FUND -- CLASS A
                                      -------------------------------------------------------------------------------------
                                                                                                  For the years ended
                                       For the six        For the         For the ten                December 31,
                                       months ended     year ended        months ended      -------------------------------
                                      April 30, 2001 October 31, 2000   October 31, 1999     1998        1997         1996
                                      -------------- ----------------   ----------------    ------      ------       ------
                                       (Unaudited)
PER SHARE DATA:

NET ASSET VALUE,
  BEGINNING OF PERIOD                     $ 8.55          $ 8.23             $ 9.24         $ 9.52      $ 9.30       $ 9.39

INCOME FROM
  INVESTMENT OPERATIONS:
     Net investment income                   .18             .34                .29            .37         .41          .43
     Net realized and unrealized gains
       (losses) on investments               .18             .32              (1.01)           .03         .44         (.09)
                                          ------          ------             ------         ------      ------       ------
     TOTAL FROM INVESTMENT OPERATIONS        .36             .66               (.72)           .40         .85          .34
                                          ------          ------             ------         ------      ------       ------

LESS DISTRIBUTIONS:
     Dividends from net
       investment income                    (.17)           (.34)              (.29)          (.37)       (.41)        (.43)
     Distributions from net
       realized capital gains
       (losses) on investments                --              --                 --           (.31)       (.22)          --
                                          ------          ------             ------         ------      ------       ------
     TOTAL DISTRIBUTIONS                    (.17)           (.34)              (.29)          (.68)       (.63)        (.43)
                                          ------          ------             ------         ------      ------       ------

NET ASSET VALUE,
  END OF PERIOD                           $ 8.74          $ 8.55             $ 8.23         $ 9.24      $ 9.52       $ 9.30
                                          ------          ------             ------         ------      ------       ------
                                          ------          ------             ------         ------      ------       ------

TOTAL RETURN**<F4>                          4.2%++<F6>      8.2%             (7.8)%++<F6>     4.3%        9.4%         3.8%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (to nearest thousand)                  $36,438         $37,427            $42,954        $54,914     $60,252      $66,310
Ratio of net expenses
  to average net assets                     1.1%*<F3>       1.3%+<F5>          1.2%*<F3>      1.1%        1.1%         1.1%+<F5>
Ratio of net investment income
  to average net assets                     4.1%*<F3>       4.2%+<F5>          4.0%*<F3>      3.9%        4.4%         4.7%+<F5>
Portfolio turnover rate                     2.7%++<F6>     57.5%              39.1%++<F6>   236.7%      209.2%       163.1%

  *<F3>   Annualized.
 **<F4> The Fund's sales charge is not reflected in total return as set forth in the table.
  +<F5> Reflects a voluntary reimbursement of fund expenses of 0.03% in 2000 and 0.1% in 1996.
 ++<F6>   Not annualized.

                                                                   GOVERNMENT FUND -- CLASS A
                                      -------------------------------------------------------------------------------------
                                                          For the                                 For the years ended
                                       For the six      year ended        For the ten                December 31,
                                       months ended     October 31,       months ended      -------------------------------
                                      April 30, 2001       2000         October 31, 1999     1998        1997         1996
                                      --------------    -----------     ----------------    ------      ------       ------
                                       (Unaudited)
PER SHARE DATA:

NET ASSET VALUE,
  BEGINNING OF PERIOD                     $ 8.89          $ 8.92             $ 9.55         $ 9.28      $ 9.20       $ 9.64

INCOME FROM
  INVESTMENT OPERATIONS:
     Net investment income                   .20             .51                .47            .55         .63          .64
     Net realized and unrealized gains
       (losses) on investments               .30            (.03)              (.63)           .27         .08         (.44)
                                          ------          ------             ------         ------      ------       ------
     TOTAL FROM INVESTMENT OPERATIONS        .50             .48               (.16)           .82         .71          .20
                                          ------          ------             ------         ------      ------       ------

LESS DISTRIBUTIONS:
     Dividends from net
       investment income                    (.20)           (.51)              (.47)          (.55)       (.63)        (.64)
     Distributions from net
       realized capital
       gains on investments                   --              --                 --             --          --           --
                                          ------          ------             ------         ------      ------       ------
     TOTAL DISTRIBUTIONS                    (.20)           (.51)              (.47)          (.55)       (.63)        (.64)
                                          ------          ------             ------         ------      ------       ------

NET ASSET VALUE, END OF PERIOD            $ 9.19          $ 8.89             $ 8.92         $ 9.55      $ 9.28       $ 9.20
                                          ------          ------             ------         ------      ------       ------
                                          ------          ------             ------         ------      ------       ------

TOTAL RETURN**<F8>                          5.7%++<F10>     5.5%             (1.7)%++<F10>    9.1%        8.1%         2.3%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (to nearest thousand)                  $31,033         $30,261            $37,379        $40,088     $40,683      $44,920
Ratio of net expenses
  to average net assets                     1.4%*<F7>       1.2%+<F9>          1.2%*<F7>      1.2%        1.1%+<F9>    1.1%+<F9>
Ratio of net investment income
  to average net assets                     4.4%*<F7>       5.9%+<F9>          6.2%*<F7>      5.9%        7.0%+<F9>    7.0%+<F9>
Portfolio turnover rate                   187.8%++<F10>   329.0%              30.3%++<F10>   87.7%       78.6%        36.9%

  *<F7>   Annualized.
 **<F8> The Fund's sales charge is not reflected in total return as set forth in the table.
  +<F9> Reflects a voluntary reimbursement of fund expenses of 0.05% in 2000, 0.04% in 1997 and 0.04% in 1996.
++<F10>   Not annualized.

                                                                                     GOVERNMENT FUND -- CLASS C
                                                                        -----------------------------------------------------
                                                                            For the           For the period from May 8, 2000
                                                                        six months ended        (commencement of operations)
                                                                         April 30, 2001           through October 31, 2000
                                                                        ----------------      -------------------------------
                                                                          (Unaudited)
PER SHARE DATA:

NET ASSET VALUE, BEGINNING OF PERIOD                                         $ 8.89                        $ 8.89

INCOME FROM INVESTMENT OPERATIONS:
     Net investment income                                                      .15                           .08
     Net realized and unrealized gains (losses) on investments                  .31                            --
                                                                             ------                        ------
     TOTAL FROM INVESTMENT OPERATIONS                                           .46                           .08
                                                                             ------                        ------

LESS DISTRIBUTIONS:
     Dividends from net investment income                                      (.17)                         (.08)
     Distributions from net realized capital gains on investments                --                            --
                                                                             ------                        ------
     TOTAL DISTRIBUTIONS                                                       (.17)                         (.08)
                                                                             ------                        ------
NET ASSET VALUE, END OF PERIOD                                               $ 9.18                        $ 8.89
                                                                             ------                        ------
                                                                             ------                        ------

TOTAL RETURN**<F12>                                                            5.2%++<F14>                   2.1%++<F14>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)                                $121                          $228
Ratio of net expenses to average net assets                                    2.1%*<F11>                    1.9%*<F11>+<F13>
Ratio of net investment income to average net assets                           3.7%*<F11>                    4.9%*<F11>+<F13>
Portfolio turnover rate                                                      187.8%++<F14>                 329.0%++<F14>

 *<F11>   Annualized.
**<F12> The Fund's sales charge is not reflected in total return as set forth in the table.
 +<F13> Reflects a voluntary reimbursement of fund expenses of 0.30% in 2000, 0.04% in 1997 and 0.04% in 1996.
++<F14>   Not annualized.

                                                                   S&P 100 PLUS FUND -- CLASS A
                                      -------------------------------------------------------------------------------------
                                                                                                  For the years ended
                                       For the six        For the         For the ten                December 31,
                                       months ended     year ended        months ended      -------------------------------
                                      April 30, 2001 October 31, 2000   October 31, 1999     1998        1997         1996
                                      -------------- ----------------   ----------------    ------      ------       ------
                                       (Unaudited)
PER SHARE DATA:

NET ASSET VALUE,
  BEGINNING OF PERIOD                     $43.32          $41.49             $34.90         $27.04      $22.08       $19.53

INCOME FROM
  INVESTMENT OPERATIONS:
     Net investment income                   .03             .07                .10            .20         .26          .29
     Net realized and unrealized
       gains (losses) on investments       (6.14)           2.31               6.57           8.51        5.63         4.07
                                          ------          ------             ------         ------      ------       ------
     TOTAL FROM INVESTMENT
       OPERATIONS                          (6.11)           2.38               6.67           8.71        5.89         4.36
                                          ------          ------             ------         ------      ------       ------

LESS DISTRIBUTIONS:
     Dividends from net
       investment income                      --            (.06)              (.08)          (.20)       (.26)        (.29)
     Distributions from net realized
       capital gains on investments         (.69)           (.49)                --           (.59)       (.65)       (1.52)
     Distributions in excess  of
       net realized capital gains             --              --                 --           (.06)       (.02)          --
                                          ------          ------             ------         ------      ------       ------
     TOTAL DISTRIBUTIONS                    (.69)           (.55)              (.08)          (.85)       (.93)       (1.81)
                                          ------          ------             ------         ------      ------       ------

NET ASSET VALUE,
  END OF PERIOD                           $36.52          $43.32             $41.49         $34.90      $27.04       $22.08
                                          ------          ------             ------         ------      ------       ------
                                          ------          ------             ------         ------      ------       ------

TOTAL RETURN**<F16>                      (14.3)%++<F18>     5.7%              19.1%++<F18>   32.3%       26.8%        22.4%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (to nearest thousand)                 $203,531        $246,017           $214,358       $160,190    $105,738      $77,517
Ratio of net expenses to
  average net assets                        1.0%*<F15>      0.9%+<F17>         0.8%*<F15>     0.9%+<F17>  0.9%+<F17>   1.0%+<F17>
Ratio of net investment income
  to average net assets                     0.2%*<F15>      0.2%+<F17>         0.3%*<F15>     0.6%+<F17>  1.0%+<F17>   1.4%+<F17>
Portfolio turnover rate                    11.9%++<F18>     7.0%               4.9%++<F18>   10.2%       17.0%         8.0%

   *<F15>  Annualized.
  **<F16> The Fund's sales charge is not reflected in total return as set forth in the table.
   +<F17> Reflects a voluntary reimbursement of fund expenses of 0.05% in 2000, 0.07% in 1998, 0.11% in 1997 and 0.01% in 1996.
  ++<F18>  Not annualized.

                                                                            S&P 100 PLUS FUND -- CLASS B
                                                     ---------------------------------------------------------------------------
                                                                                                                    For the
                                                                                                                  period from
                                                                                                                 July 27, 1998
                                                      For the six           For the           For the ten        (commencement
                                                      months ended         year ended         months ended     of operations) to
                                                     April 30, 2001     October 31, 2000    October 31, 1999   December 31, 1998
                                                     --------------     ----------------    ----------------   -----------------
                                                      (Unaudited)
PER SHARE DATA:

NET ASSET VALUE, BEGINNING OF PERIOD                     $42.90              $41.35              $34.91              $33.13

INCOME FROM
  INVESTMENT OPERATIONS:
     Net investment income (loss)                          (.11)               (.18)               (.13)                .01
     Net realized and unrealized
       gains (losses) on investments                      (6.08)               2.22                6.57                2.43
                                                         ------              ------              ------              ------
     TOTAL FROM INVESTMENT OPERATIONS                     (6.19)               2.04                6.44                2.44
                                                         ------              ------              ------              ------

LESS DISTRIBUTIONS:
     Dividends from net investment income                    --                  --                  --                (.01)
     Distributions from net realized
       capital gains on investments                        (.61)               (.49)                 --                (.59)
     Distributions in excess  of
       net realized capital gains                            --                  --                  --                (.06)
                                                         ------              ------              ------              ------
     TOTAL DISTRIBUTIONS                                   (.61)               (.49)                 --                (.66)
                                                         ------              ------              ------              ------
NET ASSET VALUE, END OF PERIOD                           $36.10              $42.90              $41.35              $34.91
                                                         ------              ------              ------              ------
                                                         ------              ------              ------              ------

TOTAL RETURN**<F20>                                     (14.6)%++<F22>         4.9%               18.4%++<F22>         7.4%++<F22>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)         $66,374             $68,697             $37,160              $6,123
Ratio of net expenses to average net assets                1.8%*<F19>          1.6%+<F21>          1.5%*<F19>          1.3%*+
                                                                                                                       <F19><F21>
Ratio of net investment income (loss)
  to average net assets                                  (0.6)%*<F19>        (0.6)%+<F21>        (0.4)%*<F19>            --*+
                                                                                                                       <F19><F21>
Portfolio turnover rate                                   11.9%++<F22>         7.0%                4.9%++<F22>        10.2%++<F22>

  *<F19>  Annualized.
 **<F20> The Fund's sales charge is not reflected in total return as set forth in the table.
  +<F21> Reflects a voluntary reimbursement of fund expenses of 0.06% in 2000, 0.03% in 1998, 0.11% in 1997 and 0.01% in 1996.
 ++<F22>  Not annualized.

                                                                                    S&P 100 PLUS FUND -- CLASS C
                                                                        ---------------------------------------------------
                                                                            For the         For the period from May 8, 2000
                                                                        six months ended     (commencement of operations)
                                                                         April 30, 2001        through October 31, 2000
                                                                        ----------------    -------------------------------
                                                                          (Unaudited)
PER SHARE DATA:

NET ASSET VALUE, BEGINNING OF PERIOD                                         $43.19                     $43.69

INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss)                                              (.08)                      (.07)
     Net realized and unrealized gains (losses) on investments                (6.13)                      (.43)
                                                                             ------                     ------
     TOTAL FROM INVESTMENT OPERATIONS                                         (6.21)                      (.50)
                                                                             ------                     ------

LESS DISTRIBUTIONS:
     Dividends from net investment income                                        --                         --
     Distributions from net realized capital gains on investments              (.69)                        --
     Distributions in excess  of net realized capital gains                      --                         --
                                                                             ------                     ------
     TOTAL DISTRIBUTIONS                                                       (.69)                        --
                                                                             ------                     ------
NET ASSET VALUE, END OF PERIOD                                               $36.29                     $43.19
                                                                             ------                     ------
                                                                             ------                     ------

TOTAL RETURN**<F24>                                                         (14.6)%++<F26>              (3.4)%++<F26>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)                              $6,218                     $3,259
Ratio of net expenses to average net assets                                    1.8%*<F23>                 1.6%*<F23>+<F25>
Ratio of net investment income (loss) to average net assets                  (0.6)%*<F23>               (0.7)%*<F23>+<F25>
Portfolio turnover rate                                                       11.9%++<F26>                7.0%++<F26>

 *<F23>   Annualized.
**<F24> The Fund's sales charge is not reflected in total return as set forth in the table.
 +<F25> Reflects a voluntary reimbursement of fund expenses of 0.14% in 2000, 0.11% in 1997 and 0.01% in 1996.
++<F26>   Not annualized.

                                                                    ACHIEVERS FUND -- CLASS A
                                      -------------------------------------------------------------------------------------
                                                                                                  For the years ended
                                       For the six        For the         For the ten                December 31,
                                       months ended     year ended        months ended      -------------------------------
                                      April 30, 2001 October 31, 2000   October 31, 1999     1998        1997         1996
                                      -------------- ----------------   ----------------    ------      ------       ------
                                       (Unaudited)
PER SHARE DATA:

NET ASSET VALUE,
  BEGINNING OF PERIOD                     $28.17          $30.32             $27.92         $25.13      $20.01       $16.97

INCOME FROM
  INVESTMENT OPERATIONS:
     Net investment income (loss)           (.04)           (.08)               .02            .07         .13          .14
     Net realized and unrealized
       gains (losses) on investments       (5.64)           2.35               2.39           4.80        5.43         3.54
                                          ------          ------             ------         ------      ------       ------
     TOTAL FROM INVESTMENT
       OPERATIONS                          (5.68)           2.27               2.41           4.87        5.56         3.68
                                          ------          ------             ------         ------      ------       ------

LESS DISTRIBUTIONS:
     Dividends from net
       investment income                      --            (.01)              (.01)          (.07)       (.13)        (.14)
     Distributions from net realized
       capital gains on investments        (1.88)          (4.41)                --          (2.01)       (.31)        (.50)
                                          ------          ------             ------         ------      ------       ------
     TOTAL DISTRIBUTIONS                   (1.88)          (4.42)              (.01)         (2.08)       (.44)        (.64)
                                          ------          ------             ------         ------      ------       ------
NET ASSET VALUE,
  END OF PERIOD                           $20.61          $28.17             $30.32         $27.92      $25.13       $20.01
                                          ------          ------             ------         ------      ------       ------
                                          ------          ------             ------         ------      ------       ------

TOTAL RETURN**<F28>                      (21.2)%++<F30>     8.0%               8.6%++<F30>   19.4%       27.9%        21.8%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (to nearest thousand)                  $35,251         $46,978            $45,071        $44,219     $39,565      $30,504
Ratio of net expenses to
  average net assets                        1.5%*<F27>      1.4%+<F29>         1.3%*+         1.3%+<F29>  1.2%+<F29>   1.2%+<F29>
                                                                               <F27><F29>
Ratio of net investment income
  (loss) to average net assets            (0.4)%*<F27>    (0.3)%+<F29>         0.1%*+         0.2%+<F29>  0.6%+<F29>   0.8%+<F29>
                                                                               <F27><F29>
Portfolio turnover rate                    36.1%++<F30>    33.3%              18.1%++<F30>   11.9%       11.9%        13.1%

 *<F27>   Annualized.
**<F28> The Fund's sales charge is not reflected in total return as set forth in the table.
 +<F29> Reflects a voluntary reimbursement of fund expenses of 0.02% in 2000, 0.02% in 1999, 0.02% in 1998, 0.1% in 1997 and 0.1% in 1996.
++<F30>   Not annualized.

                                                                             ACHIEVERS FUND -- CLASS B
                                                     ---------------------------------------------------------------------------
                                                                                                                    For the
                                                                                                                  period from
                                                                                                                 July 27, 1998
                                                      For the six           For the           For the ten        (commencement
                                                      months ended         year ended         months ended     of operations) to
                                                     April 30, 2001     October 31, 2000    October 31, 1999   December 31, 1998
                                                     --------------     ----------------    ----------------   -----------------
                                                      (Unaudited)
PER SHARE DATA:

NET ASSET VALUE, BEGINNING OF PERIOD                     $27.80              $30.12              $27.86              $28.48

INCOME FROM
  INVESTMENT OPERATIONS:
     Net investment income (loss)                          (.10)               (.18)               (.16)                .01
     Net realized and unrealized
       gains (losses) on investments                      (5.58)               2.27                2.42                1.39
                                                         ------              ------              ------              ------
     TOTAL FROM INVESTMENT OPERATIONS                     (5.68)               2.09                2.26                1.40
                                                         ------              ------              ------              ------

LESS DISTRIBUTIONS:
     Dividends from net investment income                    --                  --                  --                (.01)
     Distributions from net realized
       capital gains on investments                       (1.88)              (4.41)                 --               (2.01)
                                                         ------              ------              ------              ------
     TOTAL DISTRIBUTIONS                                  (1.88)              (4.41)                 --               (2.02)
                                                         ------              ------              ------              ------
NET ASSET VALUE, END OF PERIOD                           $20.24              $27.80              $30.12              $27.86
                                                         ------              ------              ------              ------
                                                         ------              ------              ------              ------

TOTAL RETURN**<F32>                                     (21.6)%++<F34>         7.4%                8.1%++<F34>         4.9%++<F34>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (to nearest thousand)                                  $2,919              $2,749              $1,138                $338
Ratio of net expenses to average net assets                2.3%*<F31>          2.1%+<F33>          2.0%*+              1.7%*+
                                                                                                   <F31><F33>          <F31><F33>
Ratio of net investment income (loss)
  to average net assets                                  (1.1)%*<F31>        (1.0)%+<F33>        (0.7)%*+                --*+
                                                                                                   <F31><F33>          <F31><F33>
Portfolio turnover rate                                   36.1%++<F34>        33.3%               18.1%++<F34>        11.9%++<F34>

 *<F31>   Annualized.
**<F32> The Fund's sales charge is not reflected in total return as set forth in the table.
 +<F33> Reflects a voluntary reimbursement of fund expenses of 0.02% in 2000, 0.02% in 1999, 0.06% in 1998, 0.1% in 1997 and 0.1% in 1996.
++<F34>   Not annualized.

                                                                                      ACHIEVERS FUND -- CLASS C
                                                                       ------------------------------------------------------
                                                                            For the           For the period from May 8, 2000
                                                                        six months ended        (commencement of operations)
                                                                         April 30, 2001           through October 31, 2000
                                                                       -----------------      -------------------------------
                                                                          (Unaudited)
PER SHARE DATA:

NET ASSET VALUE, BEGINNING OF PERIOD                                         $28.09                        $27.66

INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss)                                              (.08)                         (.06)
     Net realized and unrealized gains (losses) on investments                (5.66)                          .49
                                                                             ------                        ------
     TOTAL FROM INVESTMENT OPERATIONS                                         (5.74)                          .43
                                                                             ------                        ------

LESS DISTRIBUTIONS:
     Dividends from net investment income                                        --                            --
     Distributions from net realized capital gains on investments             (1.88)                           --
                                                                             ------                        ------
     TOTAL DISTRIBUTIONS                                                      (1.88)                           --
                                                                             ------                        ------
NET ASSET VALUE, END OF PERIOD                                               $20.47                        $28.09
                                                                             ------                        ------
                                                                             ------                        ------

TOTAL RETURN**<F36>                                                         (21.5)%++<F38>                 (1.0)%++<F38>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)                                $219                           $66
Ratio of net expenses to average net assets                                    2.2%*<F35>                    2.1%*<F35>+<F37>
Ratio of net investment income (loss) to average net assets                  (1.2)%*<F35>                  (1.2)%*<F35>+<F37>
Portfolio turnover rate                                                       36.1%++<F38>                  33.3%++<F38>

 *<F35>   Annualized.
**<F36> The Fund's sales charge is not reflected in total return as set forth in the table.
 +<F37> Reflects a voluntary reimbursement of fund expenses of 0.13% in 2000, 0.1% in 1997 and 0.1% in 1996.
++<F38>   Not annualized.

                                                                  PSE TECH 100 INDEX FUND -- CLASS A
                                      ------------------------------------------------------------------------------------------
                                                                                                                    For the
                                                                                                                  period from
                                         For the                                                                 June 10, 1996
                                        six months        For the         For the ten     For the years ended    (commencement
                                          ended         year ended        months ended        December 31,     of operations) to
                                        April 30,       October 31,       October 31,     -------------------     December 31,
                                           2001            2000               1999           1998       1997         1996
                                      -------------- ----------------   ----------------    ------     ------       ------
                                       (Unaudited)
PER SHARE DATA:

NET ASSET VALUE,
  BEGINNING OF PERIOD                     $36.76          $27.13             $18.45         $12.39      $10.76       $10.00

INCOME FROM
  INVESTMENT OPERATIONS:
     Net investment income (loss)           (.10)           (.18)              (.08)           .01         .04          .03
     Net realized and unrealized
       gains (losses) on investments       (6.60)          11.79               8.76           6.68        2.04         1.03
                                          ------          ------             ------         ------      ------       ------
     TOTAL FROM INVESTMENT
       OPERATIONS                          (6.70)          11.61               8.68           6.69        2.08         1.06
                                          ------          ------             ------         ------      ------       ------

LESS DISTRIBUTIONS:
     Dividends from net
       investment income                      --              --                 --           (.01)       (.04)        (.03)
     Distributions from net realized
       capital gains on investments        (6.68)          (1.98)                --           (.60)       (.38)        (.24)
     Distributions in excess of
       net realized capital gains             --              --                 --           (.02)       (.03)        (.03)
                                          ------          ------             ------         ------      ------       ------
     TOTAL DISTRIBUTIONS                   (6.68)          (1.98)                --           (.63)       (.45)        (.30)
                                          ------          ------             ------         ------      ------       ------
NET ASSET VALUE,
  END OF PERIOD                           $23.38          $36.76             $27.13         $18.45      $12.39       $10.76
                                          ------          ------             ------         ------      ------       ------
                                          ------          ------             ------         ------      ------       ------

TOTAL RETURN**<F40>                      (21.1)%++<F42>    44.4%              47.0%++<F42>   54.0%       19.4%        10.7%++<F42>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (to nearest thousand)                 $320,280        $408,040           $169,247        $72,724     $27,144       $6,004
Ratio of net expenses to
  average net assets                        1.0%*<F39>      0.7%+<F41>         0.7%*+         0.6%+<F41>  0.2%+<F41>     --*+
                                                                               <F39><F41>                              <F39><F41>
Ratio of net investment income
  (loss) to average net assets            (0.8)%*<F39>    (0.5)%+<F41>       (0.4)%*+           --+<F41>  0.3%+<F41>   0.7%*+
                                                                               <F39><F41>                              <F39><F41>
Portfolio turnover rate                    12.3%++<F42>    40.2%              33.0%++<F42>   25.4%       22.0%         3.0%++<F42>

 *<F39>   Annualized.
**<F40> The Fund's sales charge is not reflected in total return as set forth in the table.
 +<F41> Reflects a voluntary reimbursement of fund expenses of 0.09% in 2000, 0.13% in 1999, 0.5% in 1998, 1.1% in 1997 and 3.3% in 1996.
++<F42>   Not annualized.

                                                                          PSE TECH 100 INDEX FUND -- CLASS B
                                                     ---------------------------------------------------------------------------
                                                                                                                    For the
                                                                                                                  period from
                                                                                                                 July 27, 1998
                                                      For the six           For the           For the ten        (commencement
                                                      months ended         year ended         months ended     of operations) to
                                                     April 30, 2001     October 31, 2000    October 31, 1999   December 31, 1998
                                                     --------------     ----------------    ----------------   -----------------
                                                      (Unaudited)
PER SHARE DATA:

NET ASSET VALUE, BEGINNING OF PERIOD                     $36.15              $26.90              $18.39              $14.94

INCOME FROM
  INVESTMENT OPERATIONS:
     Net investment income (loss)                          (.19)               (.39)               (.22)                .01
     Net realized and unrealized
       gains (losses) on investments                      (6.46)              11.56                8.73                4.07
                                                         ------              ------              ------              ------
     TOTAL FROM INVESTMENT OPERATIONS                     (6.65)              11.17                8.51                4.08
                                                         ------              ------              ------              ------

LESS DISTRIBUTIONS:
     Dividends from net investment income                    --                  --                  --                (.01)
     Distributions from net realized
       capital gains on investments                       (6.68)              (1.98)                 --                (.60)
     Distributions in excess of
       net realized capital gains                            --                  --                  --                (.02)
                                                         ------              ------              ------              ------
     TOTAL DISTRIBUTIONS                                  (6.68)              (1.98)                 --                (.63)
                                                         ------              ------              ------              ------
NET ASSET VALUE, END OF PERIOD                           $22.82              $36.15              $26.90              $18.39
                                                         ------              ------              ------              ------
                                                         ------              ------              ------              ------

TOTAL RETURN**<F44>                                     (21.4)%++<F46>        43.3%               46.3%++<F46>        27.2%++<F46>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (to nearest thousand)                                $157,724            $205,213             $60,038              $6,559
Ratio of net expenses to average net assets                1.8%*<F43>          1.4%+<F45>          1.4%*+              1.2%*+
                                                                                                   <F43><F45>          <F43><F45>
Ratio of net investment income (loss)
  to average net assets                                  (1.6)%*<F43>        (1.2)%+<F45>        (1.1)%*+                --*+
                                                                                                   <F43><F45>          <F43><F45>
Portfolio turnover rate                                   12.3%++<F46>        40.2%               33.0%++<F46>        25.4%++<F46>

 *<F43>   Annualized.
**<F44> The Fund's sales charge is not reflected in total return as set forth in the table.
 +<F45> Reflects a voluntary reimbursement of fund expenses of 0.10% in 2000, 0.13% in 1999, 0.3% in 1998, 1.1% in 1997 and 3.3% in 1996.
++<F46>   Not annualized.

                                                                                 PSE TECH 100 INDEX FUND -- CLASS C
                                                                        -----------------------------------------------------
                                                                            For the           For the period from May 8, 2000
                                                                        six months ended        (commencement of operations)
                                                                         April 30, 2001           through October 31, 2000
                                                                        ----------------      -------------------------------
                                                                          (Unaudited)
PER SHARE DATA:

NET ASSET VALUE, BEGINNING OF PERIOD                                         $36.66                        $38.33

INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss)                                              (.17)                         (.12)
     Net realized and unrealized gains (losses) on investments                (6.59)                        (1.55)
                                                                             ------                        ------
     TOTAL FROM INVESTMENT OPERATIONS                                         (6.76)                        (1.67)
                                                                             ------                        ------

LESS DISTRIBUTIONS:
     Dividends from net investment income                                        --                            --
     Distributions from net realized capital gains on investments             (6.68)                           --
     Distributions in excess of net realized capital gains                       --                            --
                                                                             ------                        ------
     TOTAL DISTRIBUTIONS                                                      (6.68)                           --
                                                                             ------                        ------
NET ASSET VALUE, END OF PERIOD                                               $23.22                        $36.66
                                                                             ------                        ------
                                                                             ------                        ------

TOTAL RETURN**<F48>                                                         (21.4)%++<F50>                 (7.0)%++<F50>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)                             $11,948                       $11,423
Ratio of net expenses to average net assets                                    1.8%*<F47>                    1.5%*<F47>+<F49>
Ratio of net investment income (loss) to average net assets                  (1.6)%*<F47>                  (1.3)%*<F47>+<F49>
Portfolio turnover rate                                                       12.3%++<F50>                  40.2%++<F50>

 *<F47>   Annualized.
**<F48> The Fund's sales charge is not reflected in total return as set forth in the table.
 +<F49> Reflects a voluntary reimbursement of fund expenses of 0.24% in 2000, 1.1% in 1997 and 3.3% in 1996.
++<F50>   Not annualized.

                                                                                MANAGED GROWTH FUND -- CLASS A
                                                          -------------------------------------------------------------------------
                                                           For the six                          For the period from January 1, 1999
                                                           months ended     For the year ended     (commencement of operations)
                                                          April 30, 2001     October 31, 2000           to October 31, 1999
                                                          --------------    ------------------  -----------------------------------
                                                           (Unaudited)
PER SHARE DATA:

NET ASSET VALUE,
  BEGINNING OF PERIOD                                         $13.26              $10.05                      $10.00

INCOME FROM INVESTMENT OPERATIONS:
     Net investment loss                                        (.06)               (.09)                       (.01)
     Net realized and unrealized
       gains (losses) on investments                           (1.33)               3.30                         .06
                                                              ------              ------                      ------
     TOTAL FROM INVESTMENT OPERATIONS                          (1.39)               3.21                         .05
                                                              ------              ------                      ------

LESS DISTRIBUTIONS:
     Dividends from net investment income                         --                  --                          --
     Distributions from net realized
       capital gains on investments                               --                  --                          --
     Distributions in excess of net realized capital gains        --                  --                          --
                                                              ------              ------                      ------
     TOTAL DISTRIBUTIONS                                          --                  --                          --
                                                              ------              ------                      ------
NET ASSET VALUE, END OF PERIOD                                $11.87              $13.26                      $10.05
                                                              ------              ------                      ------
                                                              ------              ------                      ------

TOTAL RETURN**<F52>                                          (10.5)%++<F54>        31.9%                        0.5%++<F54>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)              $13,676             $12,457                      $5,913
Ratio of net expenses to average net assets                     1.5%*<F51>+<F55>    1.3%+<F53>                  0.6%*<F51>+<F53>
Ratio of net investment loss to average net assets            (1.2)%*<F51>        (0.7)%+<F53>                (0.1)%*<F51>+<F53>
Portfolio turnover rate                                        16.0%++<F54>        38.7%                       27.5%++<F54>

 *<F51>   Annualized.
**<F52> The Fund's sales charge is not reflected in total return as set forth in the table.
 +<F53> Reflects a voluntary reimbursement of fund expenses of 0.45% in 2000, 2.3% in 1999.
++<F54>   Not annualized.
 +<F55> The advisor absorbed a portion of the expenses during the period. The ratio would have been 1.7%.

                                                                           MANAGED GROWTH FUND -- CLASS B
                                                     --------------------------------------------------------------------------
                                                      For the six                           For the period from January 1, 1999
                                                      months ended     For the year ended       (commencement of operations)
                                                     April 30, 2001     October 31, 2000            to October 31, 1999
                                                     --------------    ------------------   -----------------------------------
                                                      (Unaudited)
PER SHARE DATA:

NET ASSET VALUE,
  BEGINNING OF PERIOD                                    $13.11              $10.01                        $10.00

INCOME FROM INVESTMENT OPERATIONS:
     Net investment loss                                   (.10)               (.17)                         (.07)
     Net realized and unrealized
       gains (losses) on investments                      (1.32)               3.27                           .08
                                                         ------              ------                        ------
     TOTAL FROM INVESTMENT OPERATIONS                     (1.42)               3.10                           .01
                                                         ------              ------                        ------

LESS DISTRIBUTIONS:
     Dividends from net investment income                    --                  --                            --
     Distributions from net realized
       capital gains on investments                          --                  --                            --
     Distributions in excess of
       net realized capital gains                            --                  --                            --
                                                         ------              ------                        ------
     TOTAL DISTRIBUTIONS                                     --                  --                            --
                                                         ------              ------                        ------
NET ASSET VALUE, END OF PERIOD                           $11.69              $13.11                        $10.01
                                                         ------              ------                        ------
                                                         ------              ------                        ------

TOTAL RETURN**<F57>                                     (10.8)%++<F59>        30.9%                          0.1%++<F59>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)          $5,216              $4,519                        $1,701
Ratio of net expenses to average net assets                2.3%*<F56>+<F60>    2.0%+<F58>                    1.2%*<F56>+<F58>
Ratio of net investment income (loss)
  to average net assets                                  (1.9)%*<F56>            --+<F58>                  (0.8)%*<F56>+<F58>
Portfolio turnover rate                                   16.0%++<F59>        38.7%                         27.5%++<F59>

 *<F56>   Annualized.
**<F57> The Fund's sales charge is not reflected in total return as set forth in the table.
 +<F58> Reflects a voluntary reimbursement of fund expenses of 0.44% in 2000, 2.3% in 1999.
++<F59>   Not annualized.
 +<F60> The advisor absorbed a portion of the expenses during the period. The ratio would have been 2.5%.

                                                                                   MANAGED GROWTH FUND -- CLASS C
                                                                              -----------------------------------------
                                                                                                    For the period from
                                                                                                        May 8, 2000
                                                                               For the six            (commencement of
                                                                               months ended         operations) through
                                                                              April 30, 2001          October 31, 2000
                                                                              --------------        -------------------
                                                                               (Unaudited)
PER SHARE DATA:

NET ASSET VALUE, BEGINNING OF PERIOD                                              $13.22                   $10.30

INCOME FROM INVESTMENT OPERATIONS:
     Net investment loss                                                            (.07)                    (.04)
     Net realized and unrealized gains (losses) on investments                     (1.32)                    2.96
                                                                                  ------                   ------
     TOTAL FROM INVESTMENT OPERATIONS                                              (1.39)                    2.92
                                                                                  ------                   ------

LESS DISTRIBUTIONS:
     Dividends from net investment income                                             --                       --
     Distributions from net realized capital gains on investments                     --                       --
     Distributions in excess of net realized capital gains                            --                       --
                                                                                  ------                   ------
     TOTAL DISTRIBUTIONS                                                              --                       --
                                                                                  ------                   ------
NET ASSET VALUE, END OF PERIOD                                                    $11.83                   $13.22
                                                                                  ------                   ------
                                                                                  ------                   ------

TOTAL RETURN**<F62>                                                              (10.5)%++<F64>             22.1%++<F64>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)                                     $773                     $173
Ratio of net expenses to average net assets                                         2.2%*<F61>+<F65>         2.0%*<F61>+<F63>
Ratio of net investment loss to average net assets                                (1.8)%*<F61>             (1.7)%*<F61>+<F63>
Portfolio turnover rate                                                            16.0%++<F64>             38.7%++<F64>

 *<F61>   Annualized.
**<F62> The Fund's sales charge is not reflected in total return as set forth in the table.
 +<F63>   Reflects a voluntary reimbursement of fund expenses of 0.59% in 2000.
++<F64>   Not annualized.
 +<F65> The advisor absorbed a portion of the expenses during the period. The ratio would have been 2.5%.

                            NORTH TRACK FUNDS, INC.

                                 BALANCE SHEETS
                           APRIL 30, 2001 (UNAUDITED)

                                                                       S&P 100                     PSE TECH 100     MANAGED
                                        TAX-EXEMPT     GOVERNMENT        PLUS        ACHIEVERS        INDEX          GROWTH
                                        ----------     ----------      -------       ---------     ------------     -------
ASSETS:

Investments:
     Cost basis
       of investments                  $35,775,373    $44,895,359   $219,574,179    $31,971,825   $678,777,836    $20,560,971
                                       -----------    -----------   ------------    -----------   ------------    -----------
                                       -----------    -----------   ------------    -----------   ------------    -----------
     Long-term investments
       in securities                   $35,408,875    $30,686,580   $273,202,090    $37,154,804   $489,332,599    $19,567,475
     Short-term investments                538,797     14,561,749     15,078,138      4,559,310     86,782,882      3,686,842
                                       -----------    -----------   ------------    -----------   ------------    -----------
          Total investments
            (See Schedule of
            Investments)                35,947,672     45,248,329    288,280,228     41,714,114    576,115,481     23,254,317

Receivables:
     Capital shares sold                     9,857         76,224      1,573,561          8,816      2,305,653         46,406
     Dividends and interest                612,585        433,632        153,659         21,670         14,117          2,487
     Investments sold                           --             --             --        705,174      1,027,492             --
     Margin variation                           --             --         (7,350)            --             --             --
                                       -----------    -----------   ------------    -----------   ------------    -----------
          Total receivables                622,442        509,856      1,719,870        735,660      3,347,262         48,893

Other assets                                   613            541          5,654            881         11,495            287
                                       -----------    -----------   ------------    -----------   ------------    -----------
          Total assets                 $36,570,727    $45,758,726   $290,005,752    $42,450,655   $579,474,238    $23,303,497
                                       -----------    -----------   ------------    -----------   ------------    -----------
                                       -----------    -----------   ------------    -----------   ------------    -----------

LIABILITIES:

Payables:
     Capital shares redeemed           $    12,301    $    29,116   $    323,683    $    28,210   $  1,939,822    $       215
     Distributions to shareholders          41,415         42,662             --             --             --             --
     Management fees                        17,438         15,106         79,900         21,921        100,949         10,816
     Other accrued expenses                 61,555         48,900        256,041         59,563        481,483         25,866
     Collateral on securities
       loaned, at value                         --     14,468,642     13,222,600      2,970,000     86,341,815      3,460,230
     Investments purchased                      --             --             --        981,100        655,018        141,020
     Other liabilities                         126          1,133             --             --          3,244             49
                                       -----------    -----------   ------------    -----------   ------------    -----------
          Total liabilities                132,835     14,605,559     13,882,224      4,060,794     89,522,331      3,638,196
                                       -----------    -----------   ------------    -----------   ------------    -----------

NET ASSETS:
Capital stock                           39,721,736     34,416,118    203,894,132     27,073,641    592,182,360     17,871,586
Undistributed net
  investment income (losses)                46,994         (2,447)       (39,622)       (90,193)    (2,803,586)      (123,012)
Undistributed net realized gains
  (losses) on investments               (3,503,137)    (3,613,474)     3,562,969      1,664,124      3,235,488       (776,619)
Net unrealized appreciation
  (depreciation) on investments            172,299        352,970     68,706,049      9,742,289   (102,662,355)     2,693,346
                                       -----------    -----------   ------------    -----------   ------------    -----------
          Total net assets              36,437,892     31,153,167    276,123,528     38,389,861    489,951,907     19,665,301
                                       -----------    -----------   ------------    -----------   ------------    -----------
          Total liabilities and
            net assets                 $36,570,727    $45,758,726   $290,005,752    $42,450,655   $579,474,238    $23,303,497
                                       -----------    -----------   ------------    -----------   ------------    -----------
                                       -----------    -----------   ------------    -----------   ------------    -----------

NET ASSET VALUE, OFFERING
  PRICE AND REDEMPTION
  PROCEEDS PER SHARE

Class A
     Net Asset Value                   $36,437,892    $31,032,647   $203,531,298    $35,251,342   $320,279,957    $13,676,068
     Shares Outstanding                  4,170,723      3,376,683      5,573,196      1,710,334     13,700,102      1,152,184
     Redemption Price                  $      8.74    $      9.19   $      36.52    $     20.61   $      23.38    $     11.87
                                       -----------    -----------   ------------    -----------   ------------    -----------
                                       -----------    -----------   ------------    -----------   ------------    -----------
     Offering Price                    $      9.06    $      9.52   $      38.54    $     21.75   $      24.68    $     12.53
                                       -----------    -----------   ------------    -----------   ------------    -----------
                                       -----------    -----------   ------------    -----------   ------------    -----------

Class B
     Net Asset Value                                                $ 66,373,876    $ 2,919,398   $157,723,828    $ 5,216,481
     Shares Outstanding                                                1,838,694        144,254      6,913,087        446,074
     Offering and
       Redemption Price                                             $      36.10    $     20.24   $      22.82    $     11.69
                                                                    ------------    -----------   ------------    -----------
                                                                    ------------    -----------   ------------    -----------

Class C
     Net Asset Value                                  $   120,520   $  6,218,354    $   219,121   $ 11,948,122    $   772,752
     Shares Outstanding                                    13,122        171,367         10,702        514,509         65,335
     Redemption Price                                 $      9.18   $      36.29    $     20.47   $      23.22    $     11.83
                                                      -----------   ------------    -----------   ------------    -----------
                                                      -----------   ------------    -----------   ------------    -----------
     Offering Price                                   $      9.27   $      36.66    $     20.68   $      23.45    $     11.95
                                                      -----------   ------------    -----------   ------------    -----------
                                                      -----------   ------------    -----------   ------------    -----------

  The accompanying notes to financial statements are an integral part of this statement.

                            NORTH TRACK FUNDS, INC.

                            STATEMENTS OF OPERATIONS
              FOR THE SIX MONTHS ENDED APRIL 30, 2001 (UNAUDITED)

                                                                       S&P 100                     PSE TECH 100     MANAGED
                                        TAX-EXEMPT     GOVERNMENT        PLUS        ACHIEVERS        INDEX          GROWTH
                                        ----------     ----------      -------       ---------     ------------     -------
INVESTMENT INCOME:
Dividends                               $       --     $       --   $  1,586,558   $    188,438  $     374,231    $    20,027
Interest                                   967,526        872,878         62,151         45,400         30,034          8,103
Security lending revenue                        --         15,213          3,463          1,165         48,973          1,392
                                        ----------     ----------   ------------   ------------  -------------    -----------
     Total investment
       income                              967,526        888,091      1,652,172        235,003        453,238         29,522
                                        ----------     ----------   ------------   ------------  -------------    -----------

EXPENSES:
Investment advisory fees                   111,642         92,279        543,738        157,501        742,829         66,777
Custodian fees                               1,068          3,068         16,141          1,611         70,118          2,172
Transfer agent fees                         15,923         19,393        177,271         28,032        397,022         12,285
Broker service fees                         47,194         39,473        535,515         60,266      1,097,067         35,367
Distribution fees -
  Class B & C                                   --            256         88,791          3,488        223,934          6,392
Professional fees                            4,011         17,894         56,311         19,716         93,480         15,281
Registration                                 2,955         19,299         34,119         18,281         89,981         17,856
Communication                                1,066          2,155         33,514          8,580        140,767          4,448
Director fees                                1,550          1,287         17,018          2,147         29,833            663
Pricing of investments                       3,077          2,172          5,326          3,077          9,713          2,534
Administration fee                          18,607         15,380        141,185         21,000        255,806          8,904
Deferred organization expenses                  --             --             --             --          1,676             --
Other expenses                               1,648          1,559         42,865          1,497        104,598          1,045
                                        ----------     ----------   ------------   ------------  -------------    -----------
     Total expenses                        208,741        214,215      1,691,794        325,196      3,256,824        173,724
Less expenses absorbed
  by advisor                                    --             --             --             --             --        (21,190)
                                        ----------     ----------   ------------   ------------  -------------    -----------
     Net expenses                          208,741        214,215      1,691,794        325,196      3,256,824        152,534
                                        ----------     ----------   ------------   ------------  -------------    -----------
NET INVESTMENT INCOME (LOSS)               758,785        673,876        (39,622)       (90,193)    (2,803,586)      (123,012)
                                        ----------     ----------   ------------   ------------  -------------    -----------
NET REALIZED GAINS (LOSSES)
     ON INVESTMENTS                         55,404        843,867      3,809,482      1,664,106      2,990,501       (202,697)
NET UNREALIZED APPRECIATION
  (DEPRECIATION) ON INVESTMENTS            749,987        181,488    (50,093,085)   (12,127,015)  (133,067,251)    (1,669,844)
                                        ----------     ----------   ------------   ------------  -------------    -----------
     Net gains (losses)
       on investments                      805,391      1,025,355    (46,283,603)   (10,462,909)  (130,076,750)    (1,872,541)
                                        ----------     ----------   ------------   ------------  -------------    -----------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS                       $1,564,176     $1,699,231   $(46,323,225)  $(10,553,102) $(132,880,336)   $(1,995,553)
                                        ----------     ----------   ------------   ------------  -------------    -----------
                                        ----------     ----------   ------------   ------------  -------------    -----------

  The accompanying notes to financial statements are an integral part of this statement.

                            NORTH TRACK FUNDS, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS
              FOR THE SIX MONTHS ENDED APRIL 30, 2001 (UNAUDITED)

                                                                       S&P 100                     PSE TECH 100     MANAGED
                                        TAX-EXEMPT     GOVERNMENT        PLUS        ACHIEVERS        INDEX          GROWTH
                                        ----------     ----------      -------       ---------     ------------     -------
OPERATIONS:
Net investment income (loss)           $   758,785    $   673,876   $    (39,622)   $   (90,193)  $ (2,803,586)   $  (123,012)
Net realized gains
  (losses) on investments                   55,404        843,867      3,809,482      1,664,106      2,990,501       (202,697)
Net unrealized appreciation
  (depreciation) on investments            749,987        181,488    (50,093,085)   (12,127,015)  (133,067,251)    (1,669,844)
                                       -----------    -----------   ------------    -----------   ------------    -----------
     Net increase (decrease)
       in net assets resulting
       from operations                   1,564,176      1,699,231    (46,323,225)   (10,553,102)  (132,880,336)    (1,995,553)
                                       -----------    -----------   ------------    -----------   ------------    -----------

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income                     (715,849)      (686,878)            --             --             --             --
Net realized gains on investments               --             --     (5,000,319)    (3,314,239)  (111,619,282)            --
                                       -----------    -----------   ------------    -----------   ------------    -----------
     Total distributions                  (715,849)      (686,878)    (5,000,319)    (3,314,239)  (111,619,282)            --
                                       -----------    -----------   ------------    -----------   ------------    -----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued                197,863      2,445,395     31,027,583      2,371,711     95,538,092      5,747,157
Net asset value of shares
  issued in distributions                  439,763        415,867      4,590,774      2,945,905    102,389,295             --
Cost of shares redeemed                 (2,475,069)    (3,209,542)   (26,143,864)    (2,853,641)   (88,151,753)    (1,234,905)
                                       -----------    -----------   ------------    -----------   ------------    -----------
     Net increase (decrease)
       in net assets from
       capital share transactions       (1,837,443)      (348,280)     9,474,493      2,463,975    109,775,634      4,512,252
                                       -----------    -----------   ------------    -----------   ------------    -----------
     Total increase (decrease)            (989,116)       664,073    (41,849,051)   (11,403,366)  (134,723,984)     2,516,699

NET ASSETS:
Balance at beginning
  of period                             37,427,008     30,489,094    317,972,579     49,793,227    624,675,891     17,148,602
                                       -----------    -----------   ------------    -----------   ------------    -----------
Balance at end of period               $36,437,892    $31,153,167   $276,123,528    $38,389,861   $489,951,907    $19,665,301
                                       -----------    -----------   ------------    -----------   ------------    -----------
                                       -----------    -----------   ------------    -----------   ------------    -----------

  The accompanying notes to financial statements are an integral part of this statement.

                            NORTH TRACK FUNDS, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED OCTOBER 31, 2000

                                                                       S&P 100                     PSE TECH 100     MANAGED
                                        TAX-EXEMPT     GOVERNMENT        PLUS        ACHIEVERS        INDEX          GROWTH
                                        ----------     ----------      -------       ---------     ------------     -------
OPERATIONS:
Net investment income (loss)           $ 1,620,826    $ 1,939,298   $     53,741    $  (160,583)  $ (4,229,979)   $  (146,609)
Net realized gains
  (losses) on investments               (2,622,180)    (1,332,199)     4,983,105      3,318,740    116,194,452       (311,149)
Net unrealized appreciation
  (depreciation) on investments          4,063,442      1,146,974      6,757,789        524,454    (23,949,786)     3,848,771
                                       -----------    -----------   ------------    -----------   ------------    -----------
     Net increase
       in net assets resulting
       from operations                   3,062,088      1,754,073     11,794,635      3,682,611     88,014,687      3,391,013
                                       -----------    -----------   ------------    -----------   ------------    -----------

DISTRIBUTIONS
  TO SHAREHOLDERS:
Net investment income                   (1,622,578)    (1,945,623)      (298,881)       (14,808)            --             --
Net realized gains on investments               --             --     (3,037,938)    (6,720,673)   (17,586,019)            --
                                       -----------    -----------   ------------    -----------   ------------    -----------
     Total distributions                (1,622,578)    (1,945,623)    (3,336,819)    (6,735,481)   (17,586,019)            --
                                       -----------    -----------   ------------    -----------   ------------    -----------

CAPITAL SHARE
  TRANSACTIONS:
Proceeds from shares issued                421,293      4,137,881    107,842,459      5,617,780    429,411,307      6,899,660
Net asset value of shares
  issued in distributions                  989,088      1,117,507      3,065,405      6,134,531     15,936,636             --
Cost of shares redeemed                 (8,376,752)   (11,953,452)   (52,910,805)    (5,115,579)  (120,386,002)      (756,936)
                                       -----------    -----------   ------------    -----------   ------------    -----------
     Net increase (decrease) in
       net assets from capital
       share transactions               (6,966,371)    (6,698,064)    57,997,059      6,636,732    324,961,941      6,142,724
                                       -----------    -----------   ------------    -----------   ------------    -----------
     Total increase
       (decrease)                       (5,526,861)    (6,889,614)    66,454,875      3,583,862    395,390,609      9,533,737

NET ASSETS:
Balance at beginning
  of period                             42,953,869     37,378,708    251,517,704     46,209,365    229,285,282      7,614,865
                                       -----------    -----------   ------------    -----------   ------------    -----------
Balance at end of period               $37,427,008    $30,489,094   $317,972,579    $49,793,227   $624,675,891    $17,148,602
                                       -----------    -----------   ------------    -----------   ------------    -----------
                                       -----------    -----------   ------------    -----------   ------------    -----------

  The accompanying notes to financial statements are an integral part of this statement.

                            NORTH TRACK FUNDS, INC.

                         NOTES TO FINANCIAL STATEMENTS
                           APRIL 30, 2001 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES --

   North Track Funds, Inc. ("North Track"), registered under the Investment Company Act of 1940 as an open-end management investment company, is a series company with ten funds: Tax-Exempt Fund, Government Fund, S&P 100 Plus Fund, Achievers Fund, PSE Tech 100 Index Fund, Wisconsin Tax-Exempt Fund, Cash Reserve Fund, Managed Growth Fund, Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund. This report contains the information for the Tax-Exempt Fund, Government Fund, S&P 100 Plus Fund, Achievers Fund, PSE Tech 100 Index Fund and Managed Growth Fund. The assets and liabilities of each Fund are segregated and a shareholder's interest is limited to the fund in which the shareholder owns shares.

   The S&P 100 Plus Fund, Achievers Fund, PSE Tech 100 Index Fund and Managed Growth Fund each offer three classes of shares - Class A Shares, Class B Shares and Class C Shares. The Government Fund offers Class A and Class C Shares. Each class represents interests in the same portfolio of investments of each Fund and are substantially the same in all respects except that the classes are subject to different sales load structures and 12b-1 fees.

   The following is a summary of the significant accounting policies of North Track.

   (a)  Long-Term Securities and Short-Term Investments

        The long-term tax-exempt securities are valued at market or fair value using quotations by an independent pricing service (the "Service"). When in the judgment of the Service, quoted bid prices for securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices (as obtained by the Service from dealers in such securities) and ask prices (as calculated by the Service based upon its evaluation of the market for such securities). Securities for which, in the judgment of the Service, there are no readily obtainable market quotations (which may constitute a majority of the Tax-Exempt Fund's securities) are carried at fair value as determined by the Service, based on methods which include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity, type, indications as to values from dealers, and general market conditions.

        Long-term taxable fixed income securities are valued at market using quotations provided by an independent pricing service.

        Common and preferred stocks are valued at the last sales price reported by the New York Stock Exchange, other appropriate exchanges, or NASDAQ, on the date of valuation. Common and preferred stocks not traded on that date are valued at the last bid price.

        Short-term investments are valued at amortized cost, which approximates market value.

        Through the year, investment transactions are recorded on the next date after trade date. However, the fiscal year-end financial statements are adjusted to reflect trade date, which adjustment does not materially impact the relevant Fund's financial results.

        All discounts/premiums are accreted/amortized for financial reporting purposes (see "Change in Accounting Principle" note).

   (b)  Option Transactions

        For hedging purposes, the S&P 100 Plus, PSE Tech 100 Index and Achievers Funds may buy and sell put and call options, write covered call options on fund securities, write cash-secured puts, and write call options that are not covered for cross-hedging purposes. The risk in writing a call option is that a Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that a Fund pays a premium whether or not the option is exercised. A Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The S&P 100 Plus Fund also may write over-the-counter options where the completion of the obligation is dependent upon the credit standing of another party.

        Option contracts are valued daily, and unrealized appreciation or depreciation is recorded. A Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

   (c)  Futures Contracts

        The S&P 100 Plus, PSE Tech 100 Index and Achievers Funds may utilize futures contracts to a limited extent. The primary risks associated with the use of futures contracts include an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are based upon their quoted daily settlement prices.

        Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized appreciation (depreciation) until the contracts are terminated at which time realized gains and losses are recognized.

   (d)  Net Realized Gains and Losses and Investment Income

        Net realized gains and losses on securities sales (including options) are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Total net realized gains (losses) on investments for the period ended April 30, 2001, were comprised of the following:

                                                                       S&P 100                     PSE TECH 100     MANAGED
                                        TAX-EXEMPT     GOVERNMENT        PLUS        ACHIEVERS        INDEX          GROWTH
                                        ----------     ----------      -------       ---------     ------------     -------
        Net realized gains (losses)
          on investment                    $55,404       $843,867     $4,401,101     $1,664,106     $4,851,622      $(202,697)
        Net realized (losses)
          on options and futures                --             --       (591,619)            --     (1,861,121)            --
                                           -------       --------     ----------     ----------     ----------      ---------
        Total net realized gains
          (losses) on investments          $55,404       $843,867     $3,809,482     $1,664,106     $2,990,501      $(202,697)
                                           -------       --------     ----------     ----------     ----------      ---------
                                           -------       --------     ----------     ----------     ----------      ---------

   (e)  Federal Income Taxes

        Provision has not been made for Federal income taxes since each fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. As of October 31, 2000, the Government Fund has capital loss carry forwards of $1,963,517, $151,408, $1,001,047 and $1,292,748 expiring in 2002, 2005, 2007 and
        2008 respectively. As of October 31, 2000, the Tax-Exempt Fund has capital loss carry forwards of $936,361and $2,607,520 expiring in 2007 and 2008 respectively. As of October 31, 2000, the Managed Growth Fund has capital loss carry forwards of $256,063 and $306,274 expiring in 2007 and 2008 respectively. It is management's intention to make no distribution of any future realized capital gains until the Federal income tax capital loss carry forwards are exhausted.

        The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Accordingly, at October 31, reclassifications were recorded to increase (decrease) undistributed net investment income by ($6,878), $203,012, $165,699, $4,229,979 and $146,609 in the Tax-Exempt, S&P 100 Plus, Achievers, PSE Tech 100 Index and Managed Growth Funds; increase (decrease) capital stock by $7,307, ($161,255), ($82), and ($146,609) in the Tax-Exempt,
        Achievers, PSE Tech 100 Index and Managed Growth Funds; increase (decrease) undistributed net realized gains by ($429), ($203,012), ($4,444), and ($4,229,897) in the Tax-Exempt, S&P 100 Plus, Achievers, and PSE Tech 100 Index Funds. There were no reclassifications in the Government Fund.

   (f)  Expenses

        Expenses associated with a specific Fund are charged to that Fund as they are incurred. Common expenses are allocated, as incurred, between the funds based upon the ratio of the net assets of each Fund to the combined net assets of the Funds.

   (g)  Distributions to Shareholders

        Dividends to shareholders are recorded on the ex-dividend date.

   (h)  Deferred Organization Costs

        Costs incurred with the organization, initial registration and public offering of shares aggregating $16,900 for the PSE Tech 100 Index Fund have been paid by the Fund and are being amortized over a five year period.

   (i)  Use of Estimates

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH RELATED PARTIES --

   On May 1, 1999, the separate investment advisory functions of B.C. Ziegler and Company ("BCZ") and Ziegler Asset Management, Inc. ("ZAMI") were consolidated in BCZ, and BCZ became investment advisor for all of the Funds covered in this report pursuant to an Investment Advisory Agreement of that date. BCZ and ZAMI are wholly owned subsidiaries of The Ziegler Companies, Inc. Certain officers and directors of North Track are affiliated with BCZ. Under the Agreement, the Tax-Exempt and Government Funds pay BCZ a monthly fee based upon the average daily net assets of each Fund at the rate of .60% of the first $50,000,000 of each Fund's average daily net assets, reducing to .50% on the next $200,000,000 of each Fund's average daily net assets and .40% of each Fund's average daily net assets in excess of $250,000,000.

   Pursuant to the Agreement, the S&P 100 Plus Fund pays BCZ a monthly fee based upon the S&P 100 Plus average daily net assets at the rate of 0.575% of the first $20,000,000, .45% of the next $30,000,000, .40% of the next
   $50,000,000, .35% of the next $400,000,000 and .30% of assets over
   $500,000,000.

   Pursuant to the Agreement, the Achievers Fund pays BCZ a monthly fee based upon the Achievers average daily net assets at the rate of .75% of the first $250,000,000 of average daily net assets, reducing to .70% on the next $250,000,000 and .65% on the average daily net assets of over $500,000,000.

   Under its Agreement, the PSE Tech 100 Index Fund pays BCZ a monthly fee based upon the PSE Tech 100 Index average daily net assets at the rate of .50% of the first $50,000,000 of average daily net assets, .30% of the next $200,000,000 of average daily net assets, .25% of the next $250,000,000 of average daily net assets and .20% of average daily net assets in excess of $500,000,000.

   Pursuant to the Agreement, BCZ has retained Geneva Capital Management ("Geneva") to manage the Managed Growth Fund. Under the Agreement, the Managed Growth Fund pays BCZ a monthly fee based on the average daily net assets of the Fund at the rate of .75% of the first $250,000,000 of the Fund's average daily assets, and .65% on the average daily net assets exceeding $250,000,000. BCZ pays Geneva 50% of the fee paid by the Managed Growth Fund.

   The Advisor voluntarily reimbursed the Managed Growth Fund $21,190 during the six month period ended April 30, 2001. The Advisor is not obligated to continue the voluntary reimbursement in the future.

   BCZ has an Accounting and Pricing Agreement with North Track to perform accounting and pricing services and also an Administrative Service Agreement. In addition, each Fund pays BCZ commissions on sales of Fund shares. The commissions, accounting and pricing fees, and administrative service fees paid to BCZ for the period ended April 30, 2001, were as follows for each Fund:

                                           COMMISSIONS   ACCOUNTING
                           ADMINISTRATIVE       ON       AND PRICING
                                FEES       FUND SHARES      FEES      12B-1 FEES
                           --------------  -----------   -----------  ----------
   Tax-Exempt Fund            $ 18,823       $  1,460     $ 10,646     $ 35,058
   Government Fund              15,464          4,333        9,639       36,352
   S&P 100 Plus Fund           146,352        191,550       37,140      125,250
   Achievers Fund               22,113         10,431       11,658       39,558
   PSE Tech 100 Index Fund     271,476        271,617       49,659       60,153
   Managed Growth Fund           8,762         45,748        9,500        3,379
                              --------       --------     --------     --------
                     TOTAL    $482,990       $525,139     $128,242     $299,750
                              --------       --------     --------     --------
                              --------       --------     --------     --------

   During the period ended April 30, 2001, BCZ received $5,577 and $1,570 representing commissions from the purchases and sales of investments of the S&P 100 Plus Fund and Achievers Fund, respectively.

3. INVESTMENT TRANSACTIONS --

   Purchases and proceeds from sales of securities, excluding short-term investments, for the period ended April 30, 2001 aggregated:

                                   PURCHASES           PROCEEDS FROM SALES
                                   ---------           -------------------
   Tax-Exempt Fund                $   995,000              $ 2,550,060
   Government Fund                 58,290,864               58,488,493
   S&P 100 Plus Fund               41,846,588               38,370,713
   Achievers Fund                  15,501,682               16,574,431
   PSE Tech 100 Index Fund         68,911,296               63,561,627
   Managed Growth Fund              7,101,222                2,648,747

   Net unrealized appreciation (depreciation) on investments as of April 30, 2001, included:

                                                                          S&P 100                    PSE TECH 100     MANAGED
                                           TAX-EXEMPT    GOVERNMENT         PLUS        ACHIEVERS        INDEX        GROWTH
                                           ----------    ----------       -------       ---------    ------------     -------
        Gross unrealized appreciation     $   785,233   $   431,525    $ 89,976,981   $11,701,185   $  58,548,291   $ 3,450,264
        Gross unrealized (depreciation)      (612,935)      (78,555)    (21,270,911)   (1,958,896)   (161,210,647)     (756,918)
                                          -----------   -----------    ------------   -----------   -------------   -----------
        Net unrealized appreciation
          (depreciation)                  $   172,298   $   352,970    $ 68,706,050   $ 9,742,289   $(102,662,356)  $ 2,693,346
                                          -----------   -----------    ------------   -----------   -------------   -----------
                                          -----------   -----------    ------------   -----------   -------------   -----------
        Cost of investments               $35,236,577   $30,333,610    $206,691,065   $27,412,515   $ 591,994,955   $16,874,129
                                          -----------   -----------    ------------   -----------   -------------   -----------
                                          -----------   -----------    ------------   -----------   -------------   -----------

4. LINE OF CREDIT --

   North Track has an available line of credit of $5,000,000. However, each Fund's borrowings, by investment restriction, cannot exceed 10% of the total net assets not including the borrowings. Interest expense incurred in connection with such borrowings was not material during the year. Borrowings under this arrangement bear interest approximating the then current Prime Rate. All borrowings under this line of credit are guaranteed by BCZ. Each Fund's policies allow borrowings for temporary or emergency purposes.

5. SECURITIES LENDING --

   Funds may lend securities from time to time in order to earn additional income. Each Fund receives initial collateral in the form of cash or U.S Treasury obligations against the loaned securities of at least 102% and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in cash equivalents. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. As with other extensions of credit, there is risk of delay in recovering a loaned security if the borrower defaults. Securities lending will only be done with parties that North Track deems credit worthy.

   The value of the loaned securities and cash collateral at period end are disclosed on each Fund's Balance Sheet.

6. CAPITAL SHARE TRANSACTIONS --

   (a) North Track has authorized common stock of ten billion shares with a par value of $.001 per share. Its shares are divided into ten mutual fund series: Wisconsin Tax-Exempt Fund, Government Fund, Tax-Exempt Fund, S&P 100 Plus Fund, Achievers Fund, PSE Tech 100 Index Fund, Managed Growth Fund, Cash Reserve Fund, Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund. Each Fund (other than the Cash Reserve Fund) has designated Class A (front-end load) shares. In addition, the S&P 100 Plus Fund, Achievers Fund, PSE Tech 100 Index Fund, Managed Growth Fund, Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund also have designated Class B (contingent deferred sales charge) shares. The S&P 100 Plus Fund, Achievers Fund, PSE Tech 100 Index Fund, Managed Growth Fund, Government Fund, Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund also have designated Class C (front-end and contingent deferred sales charge) shares. The Cash Reserve Fund has designated three classes of shares: Class X (Retail Shares); Class B (CDSC Retail Shares); and Class Y (Institutional Shares). The authorized shares of common stock may be allocated to any of the above Funds or to new funds as determined by the Board of Directors. The shares of each Fund have equal rights and privileges with all other shares of that Fund.

   (b) Capital share activity during the twelve months ended October 31, 2000 and six months ended April 30, 2001, were as follows:

                                                                          S&P 100                    PSE TECH 100     MANAGED
          CLASS A SHARES                   TAX-EXEMPT    GOVERNMENT         PLUS        ACHIEVERS        INDEX        GROWTH
          --------------                   ----------    ----------       -------       ---------    ------------     -------
          SHARES OUTSTANDING
            AT OCTOBER 31, 1999             5,221,949     4,192,332       5,166,251    1,486,317      6,238,435       588,424
            Shares issued                      51,119       442,214       1,466,413      123,931      7,139,352       395,065
            Shares issued
              in distributions                119,051       127,216          60,632      219,376        377,787            --
            Shares redeemed                (1,012,739)   (1,358,733)     (1,014,077)    (162,101)    (2,656,167)      (43,767)
                                            ---------     ---------       ---------    ---------     ----------     ---------
          SHARES OUTSTANDING
            AT OCTOBER 31, 2000             4,379,380     3,403,029       5,679,219    1,667,523     11,099,407       939,722
            Shares issued                      22,536       229,422         384,439       47,736      2,757,840       295,293
            Shares issued
              in distributions                 49,831        44,920          87,500      112,468      2,354,215            --
            Shares redeemed                  (281,024)     (300,688)       (577,962)    (117,393)    (2,511,360)      (82,831)
                                            ---------     ---------       ---------    ---------     ----------     ---------
          SHARES OUTSTANDING
            AT APRIL 30, 2001               4,170,723     3,376,683       5,573,196    1,710,334     13,700,102     1,152,184
                                            ---------     ---------       ---------    ---------     ----------     ---------
                                            ---------     ---------       ---------    ---------     ----------     ---------

                                                                          S&P 100                    PSE TECH 100     MANAGED
          CLASS B SHARES                                                    PLUS        ACHIEVERS        INDEX        GROWTH
          --------------                                                  -------       ---------    ------------     -------
          SHARES OUTSTANDING
            AT OCTOBER 31, 1999                                             898,673       37,793      2,232,063       169,934
            Shares issued                                                   880,690       72,745      3,710,002       196,917
            Shares issued in distributions                                   10,336        7,290        157,635            --
            Shares redeemed                                                (188,423)     (18,934)      (423,251)      (22,269)
                                                                          ---------    ---------     ----------     ---------

          SHARES OUTSTANDING
            AT OCTOBER 31, 2000                                           1,601,276       98,894      5,676,449       344,582
            Shares issued                                                   325,951       54,015        808,272       125,985
            Shares issued in distributions                                   22,889        7,496      1,283,669            --
            Shares redeemed                                                (111,422)     (16,151)      (855,303)      (24,493)
                                                                          ---------    ---------     ----------     ---------

          SHARES OUTSTANDING
            AT APRIL 30, 2001                                             1,838,694      144,254      6,913,087       446,074
                                                                          ---------    ---------     ----------     ---------
                                                                          ---------    ---------     ----------     ---------

                                                                          S&P 100                    PSE TECH 100     MANAGED
          CLASS C SHARES                                 GOVERNMENT         PLUS        ACHIEVERS        INDEX        GROWTH
          --------------                                 ----------       -------       ---------    ------------     -------
          SHARES OUTSTANDING
            AT MAY 8, 2000 (Commencement of Operations)          --              --           --             --            --
            Shares issued                                    28,030          76,140        2,367        316,639        13,105
            Shares issued in distributions                      149              --           --             --            --
            Shares redeemed                                  (2,488)           (685)          --         (5,057)          (46)
                                                          ---------       ---------    ---------     ----------     ---------
          SHARES OUTSTANDING
            AT OCTOBER 31, 2000                              25,691          75,455        2,367        311,582        13,059
            Shares issued                                    36,946         104,063        8,042        217,721        52,914
            Shares issued in distributions                      411           1,370          340         66,059            --
            Shares redeemed                                 (49,926)         (9,521)         (47)       (80,853)         (638)
                                                          ---------       ---------    ---------     ----------     ---------

          SHARES OUTSTANDING
            AT APRIL 30, 2001                                13,122         171,367       10,702        514,509        65,335
                                                          ---------       ---------    ---------     ----------     ---------
                                                          ---------       ---------    ---------     ----------     ---------

   (c) For the S&P 100 Plus, Achievers, PSE Tech 100 Index and the Managed Growth Funds, the maximum offering price per Class A Share is computed based on a maximum sales charge of 5.25% of the offering price or 5.54% of the net asset value. For the purpose of this computation, the price per share is derived from multiplying the net asset value and redemption price per share by 100 and then dividing the product by 94.75.

          For the Tax-Exempt and Government Funds, the maximum offering price per share is computed based on a maximum sales charge of 3.50% of the offering price or 3.62% of the net asset value. For these funds the price per share is derived from multiplying the net asset value and redemption price per share by 100 and then dividing the product by 96.5.

          For the Government, S&P 100 Plus, Achievers, PSE Tech 100 Index and Managed Growth Funds, the maximum offering price per Class C shares is computed based on a maximum sales charge of 1.00% of the offering price or 1.01% of the net asset value.

          For those Funds the price per share is derived from multiplying the net asset value and redemption price per share by 100 and then dividing the product by 99.

7. FUTURES CONTRACTS WRITTEN --

   An analysis of the futures contracts written for the six months ended April 30, 2001, in the S&P 100 Plus and PSE Tech 100 Index Funds, respectively, were as follows:

                                                               AGGREGATE FACE
                                       NUMBER OF CONTRACTS   VALUE OF CONTRACTS
                                       -------------------   ------------------
   S&P 100 PLUS FUND:
   Outstanding at October 31, 2000               7               $ 2,656,556
   Contracts opened                              7                 2,085,275
   Contracts closed                             (7)               (2,656,556)
                                              ----               -----------
   Outstanding at April 30, 2001                 7               $ 2,085,275
                                              ----               -----------
                                              ----               -----------

                                                               AGGREGATE FACE
                                       NUMBER OF CONTRACTS   VALUE OF CONTRACTS
                                       -------------------   ------------------
   PSE TECH 100 INDEX FUND:
   Outstanding at October 31, 2000              90              $  9,774,719
   Contracts opened                             11                 3,713,215
   Contracts closed                           (101)              (13,487,934)
                                              ----              ------------
   Outstanding at April 30, 2001                 0              $          0
                                              ----              ------------
                                              ----              ------------

   The number of financial futures contracts and the gross unrealized appreciation, as of April 30, 2001, for each Fund were as follows:

                                                            UNREALIZED
                              NUMBER OF CONTRACTS   APPRECIATION (DEPRECIATION)
                               ------------------   ---------------------------
   S&P 100 PLUS FUND:
   S&P 500 Index Futures
     Contract expiring June 2001       7                     $109,750

8. SELECT VALUE PORTFOLIO PLAN OF REORGANIZATION --

   On February 22, 2001 a Special Meeting of Shareholders of the Select Value Portfolio was held to consider a Plan of Reorganization whereby Nationwide Mutual Funds on behalf of Nationwide (Gartmore) Value Opportunities Fund would acquire substantially all of the assets, net of liabilities, of the North Track (formerly Principal Preservation) Select Value Portfolio. In exchange, Select Value Shares of Class A and B would receive aggregate net assets of the Value Opportunities Funds having a value equal to the net asset value of the Select Value Portfolio assets acquired. Upon this transfer the Select Value Portfolio would dissolve and distribute the shares of the Value Opportunities Fund pro rata to its shareholders. The Select Value Portfolio shareholders would thereby become shareholders of the Value Opportunities Fund and own the same class of shares they held in the Select Value Portfolio.

   The Plan was approved by Select Value Shareholders and the transaction was effective close of business on March 2, 2001 at which time the net assets and shares of the Select Value Portfolio were as follows:

                               OUTSTANDING SHARES        NET ASSETS
                               ------------------        ----------
   Select Value Class A             603,768              $7,329,504
   Select Value Class B             107,978              $1,287,934

   Select Value Portfolios shares were converted to shares of Value Opportunities Fund at a rate of .918305 for Class A and .903787 for Class B.

   The Board of Directors of North Track has received a legal opinion from its counsel that, subject to certain conditions, the transaction is tax free for federal income tax purposes to shareholders of the Select Value Portfolio and to each of the Funds.

9. CHANGE IN ACCOUNTING PRINCIPLE --

   As required, effective November 1, 2000, North Track has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on debt securities for all funds. Prior to November 1, 2000 the Fund did not amortize premiums on debt securities for the Government Fund. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $166,220 reduction in cost of securities and a corresponding $166,220 increase in net unrealized appreciation, based on securities held in the Fund on November 1, 2000.

   The effect of this change for the period ended April 30, 2001 was to decrease net investment income by $116,274; decrease net unrealized appreciation (depreciation) by $140,596 and increase net realized gains (losses) by $256,870.

                            NORTH TRACK FUNDS, INC.

                                TAX-EXEMPT FUND

                            SCHEDULE OF INVESTMENTS
                           APRIL 30, 2001 (UNAUDITED)

 PRINCIPAL                                                                                   S&P         MOODY'S         MARKET
  AMOUNT                                DESCRIPTION                                         RATING       RATING          VALUE
 ---------                              ------------                                        ------       -------         ------

MUNICIPAL BONDS -- 97.2%

ALABAMA -- 5.5%
 $1,000,000    The Board of Trustees of Alabama Agricultural and Mechanical                  AAA           Aaa         $   980,000
               University Revenue Bonds, Series 1998, 5.00%, due 11-01-2016

  1,000,000    City of Tuscaloosa, Alabama, General Obligation Bonds, Series 2000,           AA-           Aa3           1,032,500
               5.75%, due 01-01-2020

COLORADO -- 9.2%
  1,300,000    Colorado Post Secondary Educational Facilities Authority Revenue              AAA           A2            1,337,375
               Refunding Bonds (University of Denver Project), 6.00%, due 03-01-2016

  1,000,000    City of Colorado Springs, Colorado, Revenue Bonds (The Colorado               AA-           Aa3             977,500
               College Project), Series 1999, 5.25%, due 06-01-2024

  1,000,000    City of Westminster, Colorado, Sales and Use Tax Revenue Refunding            AA-           NR            1,026,250
               and Improvement Bonds, Series 1997A, 5.60%, due 12-01-2016

CONNECTICUT -- 2.9%
  1,000,000    City of New Haven, Connecticut, General Obligation Bonds Issue of 2000,       AAA           Aaa           1,053,750
               Series B, 5.75%, due 11-01-2018

ILLINOIS -- 9.9%
  1,000,000    Public Building Commission of Chicago Building Revenue Bonds,                 AAA           Aaa           1,201,250
               Series A of 1990, (Board of Education of the City of Chicago), 7.00%,
               due 01-01-2020

  1,250,000    State of Illinois General Obligation Bond, 5.60%, due 04-01-2020              AAA           Aaa           1,271,875

  1,000,000    Community Unit School District #220 (Barrington) Lake, Cook, Kane             AAA           Aaa           1,131,250
               and McHenry Counties, Illinois, General Obligation School Bonds,
               Series 1998, 6.30%, due 12-01-2017

INDIANA -- 12.7%
  1,500,000    Indiana State Office Building Commission Capitol Complex Revenue              AAA           Aaa           1,845,000
               Bonds, Series 1990A, (Senate Avenue Parking Facility), 7.40%,
               due 07-01-2015

  1,000,000    Indianapolis - Marion County Public Library, Indianapolis, Indiana,            NR           Aa2           1,053,750
               General Obligation Bonds, Series 2000, 5.90%, due 01-01-2017

  1,500,000    The Indianapolis Local Public Improvement Bond Bank, Series 1992D              AA           NR            1,726,875
               Bonds, 6.750%, due 02-01-2014

MAINE -- 2.7%
  1,000,000    Maine Turnpike Authority Special Obligation Refunding Bonds,                  AAA           Aaa             970,000
               Series 1998, 5.00%, due 07-01-2018

MASSACHUSETTS -- 5.6%
  1,000,000    City of Springfield, Massachusetts, General Obligation State Qualified        AAA           Aaa             966,250
               Municipal Purpose Loan of 1998 Bonds, 5.00%, due 11-15-2018

  1,000,000    Town of Sterling, Massachusetts, General Obligation School                     NR           Aaa           1,071,250
               Construction Bonds Unlimited Tax, 6.00%, due 02-15-2020

MICHIGAN -- 8.3%
  1,000,000    Dexter Community Schools, Counties of Washtenaw and Livingston,               AAA           Aaa           1,001,250
               State of Michigan, 1998 School Building and Site Bonds, (Unlimited
               Tax General Obligation), 5.10%, due 05-01-2018

  1,000,000    Board of Control of Northern Michigan University, General Revenue             AAA           Aaa             972,500
               Bonds, Series 1997, 5.125%, due 12-01-2020

  1,000,000    West Bloomfield, Michigan, School District General Obligation Bond,           AAA           Aaa           1,060,000
               5.85%, due 05-01-2016

MINNESOTA -- 2.6%
  1,000,000    Minnesota Public Facilities Authority, Water Pollution Control Revenue        AAA           Aaa             937,500
               Bonds, Series 1998A, 4.750%, due 03-01-2019

MISSISSIPPI -- 2.7%
  1,000,000    Certificates of Participation, (East Mississippi Correctional Facility        AAA           Aaa             966,250
               Project), Series 1997, Payments under Lease/Purchase Agreement,
               5.0%, due 01-01-2018

NEW MEXICO -- 2.7%
  1,000,000    Bernalillo County, New Mexico, Gross Receipts Tax Refunding                    AA           Aa3             998,750
               Revenue Bonds, Series 1998, 5.25%, due 04-01-2027

NEW YORK -- 3.0%
  1,000,000    County of Monroe, New York, General Obligation Bonds Public                    AA           Aa2           1,108,750
               Improvement Refunding Bonds-1996, Series A, 6.00%, due 03-01-2019

OKLAHOMA -- 3.0%
  1,000,000    Tulsa Industrial Authority Revenue and Refunding Bonds, (The                  AAA           Aaa           1,110,000
               University of Tulsa), Series 1996A, 6.00%, due 10-01-2016

PENNSYLVANIA -- 2.7%
  1,000,000    Public Auditorium Authority of Pittsburgh and Allegheny County,               AAA           Aaa             976,250
               (Allegheny County, Pennsylvania), Hotel Room Excise Tax Revenue
               Bonds, Series of 1999, 5.00%, due 02-01-2017

SOUTH CAROLINA -- 2.7%
  1,000,000    City of Spartanburg, South Carolina, Water System Refunding                   AAA           Aaa             965,000
               Revenue Bonds, Series 1997, 5.00%, due 06-01-2019

TENNESSEE -- 5.2%
  1,000,000    Harpeth Valley Utilities District of Davidson and Williamson Counties,        AAA           Aaa             962,500
               Tennessee, Utilities Improvement Revenue Bonds, Series 1998,
               5.05%, due 09-01-2020

  1,000,000    Knox County, Tennessee, General Obligation Public Improvement                  AA           Aa2             928,750
               Bonds, Series 1998, 4.75%, due 04-10-2018

TEXAS -- 2.6%
  1,000,000    Texas Water Development Board, State Revolving Fund Senior Lien               AAA           Aaa             960,000
               Revenue Bonds, Program Series 1997B, 5.00%, due 07-15-2019

VIRGINIA -- 1.4%
    500,000    City of Norfolk, Virginia, Water Revenue Bonds, Series 1995,                  AAA           Aaa             519,375
               5.875%, due 11-01-2020

WISCONSIN -- 9.0%
  1,300,000    Marinette County, Wisconsin, General Obligation Refunding Bonds,               NR           Aaa           1,444,625
               6.50%, due 09-01-2018

  1,000,000    School District of Waupun, Dodge and Fond du Lac Counties, Wisconsin,          NR           Aaa             932,500
               General Obligation Refunding Bonds, 4.75%, due 04-01-2018

  1,000,000    Wisconsin State Transportation Revenue Refunding Bonds, Series B,             AAA           Aaa             911,250
               4.75%, due 07-01-2019

WYOMING -- 2.8%
  1,000,000    The Trustees of the University of Wyoming Facilities Improvement              AAA           Aaa           1,008,750
               and Refunding Revenue Bonds, Series 1999, 5.50%, due 06-01-2019                                         -----------

Total Municipal Bonds (Cost $35,236,576)                                                                                35,408,875
                                                                                                                       -----------

SHORT-TERM INVESTMENTS -- 1.5%

MONEY MARKET
    538,797    AIM Tax Free Cash Fund                                                                                      538,797
                                                                                                                       -----------

Total Short-Term Investments                                                                                               538,797
                                                                                                                       -----------

Total Investments                                                                                                      $35,947,672
                                                                                                                       -----------
                                                                                                                       -----------

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                            NORTH TRACK FUNDS, INC.

                                GOVERNMENT FUND

                            SCHEDULE OF INVESTMENTS
                           APRIL 30, 2001 (UNAUDITED)

 PRINCIPAL                                                    INTEREST                          MARKET
  AMOUNT                DESCRIPTION                             RATE         MATURITY           VALUE
 ---------              -----------                           --------       --------           ------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 98.5%

U.S. GOVERNMENT OBLIGATIONS -- 93.7%
 $1,000,000    U.S. Treasury Note                               5.000%       02/15/11         $   975,000
    500,000    U.S. Treasury Note                               6.500%       02/15/10             538,717
    350,000    U.S. Treasury Note                              10.375%       11/15/09             411,551
  1,165,000    U.S. Treasury Note                               6.000%       08/15/09           1,214,988
    350,000    U.S. Treasury Note                               8.750%       11/15/08             383,688
    500,000    U.S. Treasury Note                               5.500%       02/15/08             508,883
  2,000,000    U.S. Treasury Note                               6.125%       08/15/07           2,105,624
  1,000,000    U.S. Treasury Note                               6.250%       02/15/07           1,059,054
    800,000    U.S. Treasury Bond                               9.375%       02/15/06             948,968
  1,100,000    U.S. Treasury Bond                              10.750%       08/15/05           1,344,406
    650,000    U.S. Treasury Note                               6.500%       08/15/05             690,798
  1,000,000    U.S. Treasury Note                               7.875%       11/15/04           1,100,156
  1,000,000    U.S. Treasury Note                               6.000%       08/15/04           1,039,350
  1,450,000    U.S. Treasury Note                               7.250%       05/15/04           1,555,022
  1,000,000    U.S. Treasury Note                               5.875%       02/15/04           1,034,185
    500,000    U.S. Treasury Bond                              11.875%       11/15/03             586,425
  1,000,000    U.S. Treasury Note                              11.125%       08/15/03           1,143,515
  1,050,000    U.S. Treasury Note                               5.750%       08/15/03           1,080,644
  1,200,000    U.S. Treasury Note                               5.375%       06/30/03           1,224,706
  1,200,000    U.S. Treasury Note                               5.750%       04/30/03           1,232,324
  1,600,000    U.S. Treasury Note                               5.500%       03/31/03           1,634,550
  1,000,000    U.S. Treasury Note                               5.500%       02/28/03           1,020,837
  1,000,000    U.S. Treasury Note                               5.500%       01/31/03           1,020,310
  1,000,000    U.S. Treasury Note                               5.625%       11/30/02           1,020,657
  1,000,000    U.S. Treasury Note                               6.375%       08/15/02           1,027,689
  1,700,000    U.S. Treasury Note                               6.375%       04/30/02           1,737,901
  1,525,000    U.S. Treasury Note                               6.625%       03/31/02           1,560,026
                                                                                              -----------
Total U.S. Government Obligations                                                              29,199,974
                                                                                              -----------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 4.8%
    346,131    Pool 3077                                        7.000%       04/20/16             353,991
  1,112,739    Pool 780852                                      6.500%       09/15/13           1,132,615
                                                                                              -----------
Total Agency Obligations                                                                        1,486,606
                                                                                              -----------
Total U.S. Government and Agency Obligations (Cost $30,333,610)                                30,686,580
                                                                                              -----------

SHORT-TERM INVESTMENTS -- 46.7%

MONEY MARKET
     93,107    Highmark 100% Treasury Money Market Fund Fiduciary Shares                           93,107
               Short Term Investments Held as Collateral for Loaned Securities                 14,468,642
                                                                                              -----------
Total Short-Term Investments                                                                   14,561,749
                                                                                              -----------
Total Investments                                                                             $45,248,329
                                                                                              -----------
                                                                                              -----------

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                            NORTH TRACK FUNDS, INC.

                                S&P 100 PLUS FUND

                            SCHEDULE OF INVESTMENTS
                           APRIL 30, 2001 (UNAUDITED)

                                                       NUMBER
                                                      OF SHARES       MARKET
                                                    OR PAR VALUE      VALUE
                                                    ------------      ------
COMMON STOCKS -- 98.9%

BASIC INDUSTRIES -- 2.3%
          Alcoa Inc.                                    37,400    $  1,548,360
          Allegheny Technologies, Inc.                   3,400          62,016
          Boise Cascade Corporation                      2,500          87,450
          Dow Chemical Company                          39,300       1,314,585
          International Paper Company                   20,800         814,944
          Weyerhaeuser Company                           9,500         537,035
          DuPont (E.I.) de Nemours
            and Company                                 45,000       2,033,550
                                                                  ------------
                                                                     6,397,940
                                                                  ------------

COMMUNICATION SERVICES -- 4.1%
          AT&T Corp.                                   162,100       3,611,588
*<F66>    Clear Channel Communications, Inc.            25,200       1,406,160
          Verizon Communications                       116,600       6,421,162
                                                                  ------------
                                                                    11,438,910
                                                                  ------------

CONSUMER CYCLICALS -- 7.3%
          Black & Decker Corporation                     3,500         139,510
          Ford Motor Co.                                70,900       2,090,132
          General Motors Corporation                    24,400       1,337,364
*<F66>    Harrah's Entertainment, Inc.                   5,100         175,950
          The Home Depot, Inc.                         100,000       4,710,000
          Limited (The), Inc.                           18,300         309,636
          May Department Stores Company                 12,900         480,525
          Radioshack Corporation                         8,000         245,040
          Sears, Roebuck and Co.                        14,400         530,640
*<F66>    Toys "R" Us, Inc.                              8,800         218,240
          Wal-Mart Stores, Inc.                        192,900       9,980,646
                                                                  ------------
                                                                    20,217,683
                                                                  ------------

CONSUMER STAPLES -- 8.0%
          Avon Products, Inc.                           10,300         435,896
          Campbell Soup Company                         18,200         554,008
          Coca-Cola Company                             92,100       4,254,099
          Colgate-Palmolive Company                     24,700       1,379,495
          Walt Disney Company                           90,000       2,722,500
          Heinz (H.J.) Company                          15,000         587,250
          McDonald's Corporation                        41,600       1,144,000
          PepsiCo, Inc.                                 62,300       2,729,363
          Procter & Gamble Company                      56,300       3,380,815
          Ralston Purina Group                          13,200         401,148
          Sara Lee Corporation                          34,100         678,931
*<F66>    Viacom Inc.                                   75,400       3,925,324
                                                                  ------------
                                                                    22,192,829
                                                                  ------------

CONSUMER NONDURABLES -- 0.5%
          Gillette Company                              45,500       1,290,380
                                                                  ------------

CAPITAL GOODS -- 11.7%
          The Boeing Company                            35,900       2,218,620
          General Dynamics Corporation                   8,600         662,888
+<F67>    General Electric Company                     428,000      20,770,840
          Minnesota Mining and
            Manufacturing Company                       17,000       2,023,170
          Rockwell International Corporation             7,900         355,737
          Tyco International Ltd.                       90,500       4,829,985
          United Technologies Corporation               20,200       1,577,216
                                                                  ------------
                                                                    32,438,456
                                                                  ------------

ENERGY -- 6.3%
          Baker Hughes Incorporated                     14,300         561,847
          Exxon Mobil Corporation                      150,100      13,298,860
          Halliburton Company                           19,100         825,311
          Schlumberger Limited                          24,700       1,637,610
*<F66>    The AES Corporation                           22,800       1,086,876
                                                                  ------------
                                                                    17,410,504
                                                                  ------------

FINANCIAL -- 16.1%
          American International Group, Inc.           100,500       8,220,900
          American Express Company                      57,400       2,436,056
          American General Corporation                  21,600         941,976
          Bank One Corporation                          49,900       1,884,723
          Bank of America Corporation                   70,300       3,936,800
          CIGNA Corporation                              6,600         704,220
          Citigroup Inc.                               217,100      10,670,465
          The Hartford Financial
            Services Group, Inc.                         9,700         602,370
          J.P. Morgan Chase & Co.                       81,100       3,891,178
          Lehman Brothers Holdings Inc.                 10,300         749,325
          Merrill Lynch & Co., Inc.                     35,000       2,159,500
          Morgan Stanley Dean Witter & Co.              48,400       3,039,036
          US Bancorp                                    82,239       1,741,822
          Wells Fargo & Company                         73,800       3,466,386
                                                                  ------------
                                                                    44,444,757
                                                                  ------------

HEALTH CARE -- 13.0%
*<F66>    Amgen, Inc.                                   56,600       3,460,524
          Baxter International Inc.                     12,700       1,157,605
          Bristol-Myers Squibb Company                  84,400       4,726,400
          HCA-The Healthcare Company                    23,900         924,930
          Johnson & Johnson                             60,000       5,788,800
*<F66>    MedImmune, Inc.                                9,100         356,265
          Merck & Co., Inc.                             99,600       7,566,612
          Pfizer, Inc.                                 272,500      11,799,250
                                                                  ------------
                                                                    35,780,386
                                                                  ------------

TECHNOLOGY -- 26.4%
*<F66>    AOL Time Warner Inc.                         187,300       9,458,650
*<F66>    Cisco Systems, Inc.                          326,800       5,549,064
*<F66>    Computer Sciences Corporation                  7,300         260,099
*<F66>    EMC Corporation                              109,500       4,336,200
          Eastman Kodak Company                         12,900         561,150
*<F66>    Global Crossing Ltd.                          38,200         478,646
          Hewlett-Packard Company                       83,400       2,371,062
          Honeywell International Inc.                  34,400       1,681,472
          International Business
            Machines Corporation                        75,800       8,727,612
          Intel Corporation                            290,600       8,982,446
          Lucent Technologies, Inc.                    147,300       1,474,473
*<F66>    Microsoft Corporation                        230,300      15,602,825
*<F66>    National Semiconductor Corporation             7,700         221,760
*<F66>    Nextel Communications, Inc.                   32,900         534,625
          Nortel Networks Corp.                        138,800       2,123,640
*<F66>    Oracle Corporation                           241,700       3,905,872
          Pharmacia Corporation                         55,700       2,910,882
          Raytheon Company, Class B Shares              14,700         434,091
          Texas Instruments Inc.                        74,700       2,890,890
*<F66>    Unisys Corporation                            13,500         162,540
          Xerox Corporation                             29,000         262,160
                                                                  ------------
                                                                    72,930,159
                                                                  ------------

TRANSPORTATION -- 0.6%
          Burlington Northern
            Santa Fe Corporation                        17,000         499,800
          Delta Air Lines, Inc.                          5,300         233,359
*<F66>    FedEx Corporation                             12,300         517,461
          Norfolk Southern Corporation                  16,500         325,710
                                                                  ------------
                                                                     1,576,330
                                                                  ------------

UTILITIES -- 2.6%
          American Electric Power
            Company, Inc.                               13,900         685,826
          El Paso Energy Corporation                    21,439       1,475,003
          Enron Corp.                                   32,200       2,019,584
          Entergy Corporation                            9,600         388,800
          Exelon Corporation                            13,700         945,985
          Southern Company                              29,200         682,988
          Williams Companies, Inc.                      21,000         885,570
                                                                  ------------
                                                                     7,083,756
                                                                  ------------
Total Common Stocks
          (Cost $204,605,791)                                      273,202,090
                                                                  ------------

SHORT-TERM INVESTMENTS -- 5.5%

MONEY MARKET
          Highmark Diversified Money
            Market Fund, Fiduciary Shares           $1,855,538       1,855,538
          Short Term Investments Held as
            Collateral for Loaned Securities                        13,222,600
                                                                  ------------
Total Short-Term Investments                                        15,078,138
                                                                  ------------
Total Investments                                                 $288,280,228
                                                                  ------------
                                                                  ------------

FUTURES CONTRACTS -- 0.8%

FUTURES
          S&P 500 Jun 01 Fut                                 7       2,195,025
                                                                  ------------
Total Futures Contracts
            (Cost $2,085,275)                                     $  2,195,025
                                                                  ------------
                                                                  ------------

*<F66>  Non-income producing
+<F67>  Segregated as collateral against futures

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                            NORTH TRACK FUNDS, INC.

                                 ACHIEVERS FUND

                            SCHEDULE OF INVESTMENTS
                           APRIL 30, 2001 (UNAUDITED)

                                                       NUMBER
                                                      OF SHARES      MARKET
                                                    OR PAR VALUE      VALUE
                                                    ------------     ------

COMMON STOCKS -- 96.8%

COMMUNICATIONS SERVICES -- 5.5%
*<F68>    Qwest Communications
            International Inc.                          30,000     $ 1,227,000
          SBC Communications, Inc.                      21,600         891,000
                                                                   -----------
                                                                     2,118,000
                                                                   -----------

CONSUMER CYCLICALS -- 7.6%
*<F68>    Kohl's Corporation                            10,000         610,600
          McGraw-Hill Companies, Inc.                   17,000       1,101,260
          Target Corporation                            20,000         769,000
          The Gap, Inc.                                 15,000         415,650
                                                                   -----------
                                                                     2,896,510
                                                                   -----------

CONSUMER STAPLES -- 13.5%
          CVS Corporation                               20,000       1,179,000
          Cardinal Health, Inc.                         22,500       1,516,500
          Kimberly-Clark Corporation                    16,600         986,040
          PepsiCo, Inc.                                 20,000         876,200
          Walgreen Co.                                  15,000         641,700
                                                                   -----------
                                                                     5,199,440
                                                                   -----------

CAPITAL GOODS -- 7.9%
          General Electric Company                      35,000       1,698,550
          Tyco International Ltd.                       25,000       1,334,250
                                                                   -----------
                                                                     3,032,800
                                                                   -----------

ENERGY -- 7.2%
          Chevron Corporation                           15,000       1,448,400
          Exxon Mobil Corporation                       15,000       1,329,000
                                                                   -----------
                                                                     2,777,400
                                                                   -----------

FINANCIAL -- 17.5%
          American International Group, Inc.            19,500       1,595,100
          Citigroup Inc.                                26,666       1,310,634
          Fannie Mae                                    15,000       1,203,900
          Merrill Lynch & Co., Inc.                     15,000         925,500
          Washington Mutual, Inc.                        8,000         399,440
          Wells Fargo & Company                         27,000       1,268,190
                                                                   -----------
                                                                     6,702,764
                                                                   -----------

HEALTH CARE -- 12.3%
*<F68>    Amgen, Inc.                                   17,000       1,039,380
          Johnson & Johnson                             15,000       1,447,200
          Medtronic, Inc.                               17,000         758,200
          Merck & Co., Inc.                              5,000         379,850
          Pfizer, Inc.                                  25,000       1,082,500
                                                                   -----------
                                                                     4,707,130
                                                                   -----------

TECHNOLOGY -- 17.4%
          Automatic Data Processing, Inc.               10,000         542,500
*<F68>    Cisco Systems, Inc.                           20,000         339,600
          Corning Incorporated                          23,000         505,310
*<F68>    EMC Corporation                               20,000         792,000
          Intel Corporation                             30,000         927,300
          Linear Technology Corporation                 30,000       1,441,200
*<F68>    Microsoft Corporation                          5,000         338,750
          Nokia Corp - ADR                              35,000       1,196,650
          Nortel Networks Corp.                         25,000         382,500
*<F68>    Siebel Systems, Inc.                           5,000         227,900
                                                                   -----------
                                                                     6,693,710
                                                                   -----------

UTILITIES -- 7.9%
          El Paso Energy Corporation                    15,000       1,032,000
          Enron Corp.                                   15,000         940,800
          Williams Companies, Inc.                      25,000       1,054,250
                                                                   -----------
                                                                     3,027,050
                                                                   -----------
Total Common Stocks
          (Cost $27,412,515)                                        37,154,804
                                                                   -----------

SHORT TERM INVESTMENTS -- 11.9%

MONEY MARKET
          Highmark Diversified Money Market
            Fund, Fiduciary Shares                   1,589,310       1,589,310
          Short Term Investments Held as
            Collateral for Loaned Securities                         2,970,000
                                                                   -----------
Total Short-Term Investments                                         4,559,310
                                                                   -----------
Total Investments                                                  $41,714,114
                                                                   -----------
                                                                   -----------

*<F68>  Non-income producing

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                            NORTH TRACK FUNDS, INC.

                            PSE TECH 100 INDEX FUND

                            SCHEDULE OF INVESTMENTS
                           APRIL 30, 2001 (UNAUDITED)

                                                       NUMBER
                                                      OF SHARES      MARKET
                                                    OR PAR VALUE      VALUE
                                                    ------------     ------

COMMON STOCKS -- 99.9%

BIOTECHNOLOGY -- 11.1%
*<F69>    Amgen, Inc.                                  142,700    $  8,724,678
          Applera Corporation -
            Applied Biosystems Group                   142,700       4,574,962
*<F69>    Biogen, Inc.                                 142,700       9,226,982
*<F69>    Chiron Corporation                           142,700       6,851,027
*<F69>    Genentech, Inc.                              142,700       7,491,750
*<F69>    Genzyme Corporation -
            General Division                           142,700      15,550,019
*<F69>    Immunex Corporation                          142,700       2,177,602
                                                                  ------------
                                                                    54,597,020
                                                                  ------------

COMMERCIAL SERVICES & SUPPLIES -- 3.5%
          Automatic Data Processing, Inc.              142,700       7,741,475
          First Data Corporation                       142,700       9,623,688
                                                                  ------------
                                                                    17,365,163
                                                                  ------------

COMMUNICATION EQUIPMENT -- 11.0%
*<F69>    ADC Telecommunications, Inc.                 142,700       1,071,677
          Alcatel ADR                                  142,700       4,632,042
          CIENA Corporation                            142,700       7,857,062
          Corning Incorporated                         142,700       3,135,119
          Harris Corporation                           142,700       4,102,625
*<F69>    JDS Uniphase Corporation                     142,700       3,050,926
          Lockheed Martin Corporation                  142,700       5,017,332
          Lucent Technologies                          142,700       1,428,427
          Nortel Networks Corporation                  142,700       2,183,310
*<F69>    QUALCOMM Inc                                 142,700       8,185,272
          Scientific-Atlanta, Inc.                     142,700       8,238,071
*<F69>    Tellabs, Inc.                                142,700       5,010,197
                                                                  ------------
                                                                    53,912,060
                                                                  ------------

COMPUTER HARDWARE -- 2.0%
*<F69>    3Com Corporation                             142,700         930,404
*<F69>    Adaptec, Inc.                                142,700       1,603,948
*<F69>    Cabletron Systems, Inc.                      142,700       2,237,536
*<F69>    Cisco Systems, Inc.                          142,700       2,423,046
*<F69>    Sun Microsystems, Inc.                       142,700       2,443,024
                                                                  ------------
                                                                     9,637,958
                                                                  ------------

COMPUTERS & PERIPHERALS -- 12.7%
*<F69>    Apple Computer, Inc.                         142,700       3,637,423
          Compaq Computer Corporation                  142,700       2,497,250
*<F69>    Dell Computer Corporation                    142,700       3,751,583
*<F69>    EMC Corp.                                    142,700       5,650,920
*<F69>    Gateway, Inc.                                142,700       2,711,300
          Hewlett-Packard Company                      142,700       4,056,961
+<F70>    International Business
            Machines Corporation                       142,700      16,430,478
*<F69>    NCR Corporation                              142,700       6,708,327
*<F69>    Network Appliance, Inc.                      142,700       3,246,454
*<F69>    Palm, Inc.                                   142,700       1,143,027
*<F69>    Quantum Corporation - DLT
            & Storage Systems                          142,700       1,626,780
*<F69>    Silicon Graphics, Inc.                       142,700         373,874
*<F69>    Storage Technology Corporation               142,700       1,825,133
*<F69>    VERITAS Software                             142,700       8,506,347
                                                                  ------------
                                                                    62,165,857
                                                                  ------------

ELECTRONIC EQUIPMENT
  & INSTRUMENTS -- 7.1%
*<F69>    Agilent Technologies,Inc.                    142,700       5,566,727
*<F69>    American Power
            Conversion Corporation                     142,700       2,019,205
*<F69>    Coherent, Inc.                               142,700       5,636,650
          Millipore Corporation                        142,700       8,183,845
*<F69>    Sensormatic Electronics
            Corporation                                142,700       2,069,150
*<F69>    Solectron Corporation                        142,700       3,631,715
          Symbol Technologies, Inc.                    142,700       4,495,050
          Tektronix, Inc.                              142,700       3,453,340
                                                                  ------------
                                                                    35,055,682
                                                                  ------------

HEALTHCARE EQUIPMENT
  & SUPPLIES -- 4.7%
          Biomet, Inc.                                 142,700       6,097,571
*<F69>    Boston Scientific Corporation                142,700       2,266,076
          Medtronic, Inc.                              142,700       6,364,420
*<F69>    St. Jude Medical, Inc.                       142,700       8,169,575
                                                                  ------------
                                                                    22,897,642
                                                                  ------------

INTERNET SOFTWARE
  & SERVICES -- 0.6%
*<F69>    Yahoo!, Inc.                                 142,700       2,879,686
                                                                  ------------

IT CONSULTING & SERVICES -- 4.9%
*<F69>    Computer Sciences Corporation                142,700       5,084,401
          Electronic Data Systems                      142,700       9,204,150
*<F69>    SunGard Data Systems, Inc.                   142,700       7,887,029
*<F69>    Unisys Corporation                           142,700       1,718,108
                                                                  ------------
                                                                    23,893,688
                                                                  ------------

OFFICE ELECTRONICS -- 0.3%
          Xerox Corporation                            142,700       1,290,008
                                                                  ------------

SEMICONDUCTOR EQUIPMENT
  & PRODUCTS -- 20.7%
*<F69>    Advanced Micro Devices, Inc.                 142,700       4,423,700
*<F69>    Analog Devices, Inc.                         142,700       6,751,137
*<F69>    Applied Materials, Inc.                      142,700       7,791,420
*<F69>    Cypress Semiconductor Corporation            142,700       3,225,020
          Intel Corporation                            142,700       4,410,857
*<F69>    KLA-Tencor Corporation                       142,700       7,842,792
*<F69>    Kulicke & Soffa Industries, Inc.             142,700       2,390,225
*<F69>    Lam Research Corporation                     142,700       4,223,920
          Linear Technologies                          142,700       6,855,308
*<F69>    LSI Logic Corporation                        142,700       2,921,069
*<F69>    Maxim Integrated Products, Inc.              142,700       7,291,970
*<F69>    Micron Technology, Inc.                      142,700       6,475,726
*<F69>    National Semiconductor  Corporation  1        42,700       4,109,760
*<F69>    Novellus Systems, Inc.                       142,700       7,869,905
*<F69>    Standard Microsystems Corporation            142,700       1,997,800
*<F69>    Teradyne, Inc.                               142,700       5,636,650
          Texas Instruments Inc.                       142,700       5,522,490
*<F69>    Vitesse Semiconductors                       142,700       4,837,530
*<F69>    Xilinx, Inc.                                 142,700       6,773,969
                                                                  ------------
                                                                   101,351,248
                                                                  ------------

SOFTWARE -- 19.4%
          Adobe Systems, Inc.                          142,700       6,410,084
          Autodesk, Inc.                               142,700       4,974,522
*<F69>    BMC Software, Inc.                           142,700       3,451,913
*<F69>    Cadence Design Systems, Inc.                 142,700       2,953,890
          Computer Associates
            International, Inc.                        142,700       4,593,513
*<F69>    Compuware Corp                               142,700       1,466,956
*<F69>    DST System, Inc.                             142,700       7,009,424
*<F69>    Electronic Arts, Inc.                        142,700       8,079,674
*<F69>    Informix Corporation                         142,700         713,500
*<F69>    Mentor Graphics Corporation                  142,700       3,754,437
*<F69>    Microsoft Corporation                        142,700       9,667,925
*<F69>    Network Associates                           142,700       1,573,981
*<F69>    Novell, Inc.                                 142,700         682,106
*<F69>    Oracle Corporation                           142,700       2,306,032
*<F69>    PeopleSoft, Inc.                             142,700       5,285,608
          SAP AG - ADR                                 142,700       5,750,810
*<F69>    Siebel Systems, Inc.                         142,700       6,504,266
*<F69>    Sybase, Inc.                                 142,700       2,247,525
*<F69>    Symantec Corporation                         142,700       9,248,387
*<F69>    Synopsys, Inc.                               142,700       8,195,261
                                                                  ------------
                                                                    94,869,814
                                                                  ------------

WIRELESS TELECOMMUNICATIONS -- 1.90%
          Motorola, Inc.                               142,700       2,218,985
*<F69>    Nextel Communications, Inc.                  142,700       2,318,875
          Nokia Corp - ADR                             142,700       4,878,913
                                                                  ------------
                                                                     9,416,773
                                                                  ------------
Total Common Stocks
  (Cost $591,994,954)                                              489,332,599

SHORT-TERM INVESTMENTS -- 17.7%

MONEY MARKET
          Highmark Diversified Money
            Market Fund, Fiduciary Shares             $441,067         441,067
          Short Term Investments Held as
            Collateral for Loaned Securities                        86,341,815
                                                                  ------------
Total Short-Term Investments                                        86,782,882
                                                                  ------------
Total Investments                                                 $576,115,481
                                                                  ------------
                                                                  ------------

*<F69>  Non-income producing
+<F70>  Segregated as collateral against futures

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                            NORTH TRACK FUNDS, INC.

                              MANAGED GROWTH FUND

                            SCHEDULE OF INVESTMENTS
                           APRIL 30, 2001 (UNAUDITED)

                                                       NUMBER
                                                      OF SHARES      MARKET
                                                    OR PAR VALUE      VALUE
                                                    ------------     ------

COMMON STOCKS -- 99.5%

BUSINESS SERVICES -- 15.5%
*<F71>    Acxiom Corporation                             7,400     $   112,258
          Cintas Corporation                            12,590         551,568
          Fastenal Company                               8,520         552,522
*<F71>    Fiserv, Inc.                                  12,300         680,682
          Omnicom Group Inc.                             5,410         475,268
          Paychex, Inc.                                 13,212         456,607
*<F71>    Zebra Technologies Corporation                 4,900         211,974
                                                                   -----------
                                                                     3,040,879
                                                                   -----------

CONSUMER CYCLICALS -- 12.1%
*<F71>    Bed Bath & Beyond Inc.                        12,200         345,504
          Harley-Davidson, Inc.                         14,650         675,218
*<F71>    Kohl's Corporation                             9,930         606,326
*<F71>    O'Reilly Automotive, Inc.                     13,800         326,370
*<F71>    Starbucks Corporation                         22,280         431,118
                                                                   -----------
                                                                     2,384,536
                                                                   -----------

CONSUMER STAPLES -- 6.6%
          Cardinal Health, Inc.                         10,650         717,810
          Walgreen Co.                                  13,500         577,530
                                                                   -----------
                                                                     1,295,340
                                                                   -----------

CONSUMER DURABLES -- 1.7%
*<F71>    Gentex Corporation                            12,100         326,700
                                                                   -----------

CONSUMER SERVICE -- 5.8%
*<F71>    Catalina Marketing Corporation                16,400         573,344
*<F71>    Scholastic Corporation                        13,400         559,316
                                                                   -----------
                                                                     1,132,660
                                                                   -----------

EDUCATION -- 2.6%
*<F71>    DeVry, Inc.                                   16,150         510,502
                                                                   -----------

ENERGY -- 4.7%
*<F71>    Apache Corporation                             6,200         396,552
*<F71>    BJ Services Company                            6,500         534,625
                                                                   -----------
                                                                       931,177
                                                                   -----------

FINANCIAL -- 8.7%
          Commerce Bancorp, Inc.                         7,500         517,500
*<F71>    Concord EFS, Inc.                             13,360         621,908
          Fifth Third Bancorp                           10,620         570,931
                                                                   -----------
                                                                     1,710,339
                                                                   -----------

HEALTH CARE -- 11.4%
*<F71>    Biogen, Inc.                                   2,990         193,333
*<F71>    Forest Laboratories, Inc.                      3,300         201,795
*<F71>    Guidant Corporation                            2,950         120,950
*<F71>    Health Management Associates,
            Inc. - Class A                              15,800         283,136
*<F71>    MedImmune, Inc.                                4,600         180,090
*<F71>    MiniMed Inc.                                   4,950         197,703
*<F71>    Patterson Dental Company                      16,140         493,239
          UnitedHealth Group Incorporated                8,800         576,224
                                                                   -----------
                                                                     2,246,470
                                                                   -----------

TECHNOLOGY -- 24.6%
*<F71>    Advent Software, Inc.                          5,550         310,689
*<F71>    Amdocs Limited                                 2,800         164,920
*<F71>    Citrix Systems, Inc.                          11,500         326,600
*<F71>    Comverse Technology, Inc.                      6,340         434,290
*<F71>    Electronic Arts Inc.                          10,100         571,862
          FactSet Research Systems Inc.                  7,500         266,250
*<F71>    Intuit Inc.                                    7,000         224,280
          Linear Technology Corporation                  8,400         403,536
*<F71>    Littelfuse, Inc.                               8,200         219,760
*<F71>    QUALCOMM Incorporated                          4,150         238,044
          SEI Investments Company                        8,000         320,880
*<F71>    Sanmina Corporation                           10,800         314,820
*<F71>    SunGard Data Systems, Inc.                    12,865         711,049
          Technitrol, Inc.                               5,000         150,400
*<F71>    Tellabs, Inc.                                  5,300         186,083
                                                                   -----------
                                                                     4,843,463
                                                                   -----------

TRANSPORTATION -- 5.8%
          Expeditors International of
            Washington, Inc.                            11,500         575,345
          Southwest Airlines Co.                        31,305         570,064
                                                                   -----------
                                                                     1,145,409
                                                                   -----------
Total Common Stocks
  (Cost $16,874,129)                                                19,567,475
                                                                   -----------

SHORT TERM INVESTMENTS -- 18.7%

MONEY MARKET
          Highmark Diversified Money Market
            Fund, Fiduciary Shares                    $226,612         226,612
          Short Term Investments Held as
            Collateral for Loaned Securities                         3,460,230
                                                                   -----------
Total Short-Term Investments                                         3,686,842
                                                                   -----------
Total Investments                                                  $23,254,317
                                                                   -----------
                                                                   -----------

*<F71>  Non-income producing

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

NORTH TRACK FUNDS, INC.

215 North Main Street
West Bend, Wisconsin 53095
1-800-826-4600

OFFICERS AND DIRECTORS

Peter D.Ziegler, Director
Richard H. Aster, M.D., Director
Augustine J. English, Director
Ralph J. Eckert,Director
Marcia L. Wallace, Director (as of 5/31/01)
James G. DeJong, Director (as of 5/31/01)
Steven P. Kent, Director (as of 5/31/01)
Robert J. Tuszynski, President, CEO
Franklin P. Ciano, Chief Financial Officer and Treasurer
James L. Brendemuehl, Senior Vice President of Sales
John H. Lauderdale, Senior Vice President of Marketing
Kathleen J. Cain, Secretary
Donald J. Liebetrau, Assistant Vice President
Patricia A. Weinert, Assistant Vice President

INVESTMENT ADVISORS

B.C. Ziegler and Company
215 North Main Street
West Bend, Wisconsin 53095

Ziegler Investment Services
(Sub-Advisor to all funds except
Managed Growth)
250 East Wisconsin Avenue
Suite 1900
Milwaukee, Wisconsin 53202

Geneva Capital Management, Ltd.
(Sub-Advisor to Managed Growth Fund)
250 East Wisconsin Avenue
Suite 1050
Milwaukee, Wisconsin 53202

DISTRIBUTOR AND ACCOUNTING/PRICING AGENT

B.C. Ziegler and Company
215 North Main Street
West Bend, Wisconsin 53095

TRANSFER AND DIVIDEND DISBURSING AGENT

PFPC Global Fund Services
P.O. Box 60504
King of Prussia, Pennsylvania 19406

CUSTODIAN

Union Bank of California
475 Sansome Street
San Francisco,  California 94111

COUNSEL

Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

AUDITOR

Arthur Andersen LLP
100 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

215 North Main Street o West Bend, Wisconsin 53095-3348

(NORTH TRACK FUNDS LOGO)
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SEMI-ANNUAL REPORT

SHAREHOLDER INFORMATION
1-800-826-4600
www.northtrackfunds.com

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unless preceded or accompanied by a current prospectus.